FOUR SEASONS HOTELS INC.

                                    as Issuer



                                       AND



                          THE BANK OF NOVA SCOTIA TRUST
                               COMPANY OF NEW YORK

                                   as Trustee



                                    Indenture


                            Dated as of June 18, 2004

                              CROSS REFERENCE TABLE


TIA Section                                                 Indenture Section(s)
-----------                                                 --------------------

Section  310(a)(1)                  ........................6.07
         (a)(2)                     ........................6.07
         (b)                        ........................6.07, 6.08
Section  311(a)                     ........................6.04
         (b)                        ........................6.04
Section  312(a)                     ........................7.01
         (b)                        ........................7.01
         (c)                        ........................7.01
Section  313(a)                     ........................7.02
         (b)(1)                     ........................7.02
         (b)(2)                     ........................7.02
         (c)                        ........................7.02
         (d)                        ........................7.02
Section  314(a)                     ........................7.03
         (a)(4)                     ........................10.04
         (c)(1)                     ........................1.02
         (c)(2)                     ........................1.02
         (e)                        ........................1.02
Section  315(a), (b), (c), (d)      ........................3.03, 6.02
         (e)                        ........................6.08
Section  316(a)(last sentence)      ........................1.01 ("Outstanding")
         (a)(1)(A)                  ........................5.02, 5.12
         (a)(1)(B)                  ........................5.13
         (b)                        ........................5.08
         (c)                        ........................1.04(5)
Section  317(a)(1)                  ........................5.03
         (a)(2)                     ........................5.04
         (b)                        ........................10.03
Section  318(a)                     ........................1.18












----------------------
NOTE:    This Cross Reference Table shall not for any purposes be deemed to be a part of the Indenture.

                                TABLE OF CONTENTS
                                -----------------

                                                                           Page
                                                                           -----

Article One - DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION.........1
---------------------------------------------------------------------

   1.01   DEFINITIONS.........................................................1
   ----   ------------
   1.02   COMPLIANCE CERTIFICATES AND OPINIONS...............................10
   ----   ------------------------------------
   1.03   FORM OF DOCUMENTS DELIVERED TO TRUSTEE.............................10
   ----   --------------------------------------
   1.04   ACTS OF HOLDERS....................................................11
   ----   ---------------
   1.05   NOTICES, ETC.  TO TRUSTEE AND COMPANY..............................12
   ----   -------------------------------------
   1.06   NOTICE TO HOLDERS; WAIVER..........................................12
   ----   --------------------------
   1.07   EFFECT OF HEADINGS AND TABLE OF CONTENTS...........................13
   ----   ----------------------------------------
   1.08   SUCCESSORS AND ASSIGNS.............................................13
   ----   ----------------------
   1.09   SEPARABILITY CLAUSE................................................13
   ----   -------------------
   1.10   BENEFITS OF INDENTURE..............................................13
   ----   ---------------------
   1.11   GOVERNING LAW......................................................14
   ----   -------------
   1.12   LEGAL HOLIDAYS.....................................................14
   ----   --------------
   1.13   AGENT FOR SERVICE; SUBMISSION TO JURISDICTION;
          WAIVER OF IMMUNITIES...............................................14
   ----   ---------------------------------------------
   1.14   CONVERSION OF CURRENCY.............................................14
   ----   ----------------------
   1.15   CURRENCY EQUIVALENT................................................15
   ----   -------------------
   1.16   NO RECOURSE AGAINST OTHERS.........................................16
   ----   --------------------------
   1.17   MULTIPLE ORIGINALS.................................................16
   ----   ------------------
   1.18   CONFLICT WITH TRUST INDENTURE ACT..................................16
   ----   ---------------------------------

Article Two - SECURITY FORMS.................................................16
----------------------------

   2.01   FORMS GENERALLY....................................................16
   ----   ---------------
   2.02   FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION....................17
   ----   -----------------------------------------------
   2.03   SECURITIES ISSUABLE IN GLOBAL FORM.................................17
   ----   ----------------------------------

Article Three - THE SECURITIES...............................................18
------------------------------

   3.01   AMOUNT UNLIMITED; ISSUABLE IN SERIES...............................18
   ----   ------------------------------------
   3.02   DENOMINATIONS......................................................21
   ----   -------------
   3.03   EXECUTION, AUTHENTICATION, DELIVERY AND DATING.....................21
   ----   ----------------------------------------------
   3.04   TEMPORARY SECURITIES...............................................23
   ----   --------------------
   3.05   REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE................25
   ----   ---------------------------------------------------
   3.06   MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES...................28
   ----   ------------------------------------------------
   3.07   PAYMENT OF PRINCIPAL AND INTEREST; INTEREST RIGHTS
          PRESERVED; OPTIONAL INTEREST RESET.................................29
   ----   --------------------------------------------------
   3.08   OPTIONAL EXTENSION OF STATED MATURITY..............................31
   ----   -------------------------------------
   3.09   PERSONS DEEMED OWNERS..............................................32
   ----   ---------------------
   3.10   CANCELLATION.......................................................32
   ----   ------------
   3.11   COMPUTATION OF INTEREST............................................33
   ----   -----------------------
   3.12   CURRENCY AND MANNER OF PAYMENTS IN RESPECT OF SECURITIES...........33
   ----   --------------------------------------------------------
   3.13   APPOINTMENT AND RESIGNATION OF SUCCESSOR EXCHANGE RATE AGENT.......36
   ----   ------------------------------------------------------------

Article Four - SATISFACTION AND DISCHARGE....................................36
-----------------------------------------

   4.01   SATISFACTION AND DISCHARGE OF INDENTURE............................36
   ----   ---------------------------------------
   4.02   APPLICATION OF TRUST MONEY.........................................37
   ----   --------------------------

Article Five - DEFAULTS AND REMEDIES.........................................38
------------------------------------

   5.01   EVENTS OF DEFAULT..................................................38
   ----   -----------------
   5.02   ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.................39


                                      (i)

   ----   ---------------------------------------------------
   5.03   COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE....41
   ----   ---------------------------------------------------------------
   5.04   TRUSTEE MAY FILE PROOFS OF CLAIM...................................41
   ----   --------------------------------
   5.05   TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF SECURITIES........42
   ----   -----------------------------------------------------------
   5.06   APPLICATION OF MONEY COLLECTED.....................................42
   ----   ------------------------------
   5.07   LIMITATION ON SUITS................................................42
   ----   -------------------
   5.08   UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL,
           PREMIUM AND INTEREST..............................................43
   ----   ---------------------------------------------------
   5.09   RESTORATION OF RIGHTS AND REMEDIES.................................43
   ----   ----------------------------------
   5.10   RIGHTS AND REMEDIES CUMULATIVE.....................................43
   ----   ------------------------------
   5.11   DELAY OR OMISSION NOT WAIVER.......................................44
   ----   ----------------------------
   5.12   CONTROL BY HOLDERS.................................................44
   ----   -------------------
   5.13   WAIVER OF PAST DEFAULTS............................................44
   ----   ------------------------
   5.14   WAIVER OF STAY OR EXTENSION LAWS...................................44
   ----   --------------------------------
   5.15   UNDERTAKING FOR COSTS..............................................45
   ----   ---------------------

Article Six - THE TRUSTEE....................................................45
-------------------------

   6.01   NOTICE OF DEFAULTS.................................................45
   ----   -------------------
   6.02   CERTAIN RIGHTS OF TRUSTEE..........................................45
   ----   --------------------------
   6.03   TRUSTEE NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES.....46
   ----   --------------------------------------------------------------
   6.04   MAY HOLD SECURITIES................................................46
   ----   -------------------
   6.05   MONEY HELD IN TRUST................................................47
   ----   --------------------
   6.06   COMPENSATION AND REIMBURSEMENT.....................................47
   ----   -------------------------------
   6.07   CORPORATE TRUSTEE REQUIRED; ELIGIBILITY............................47
   ----   ----------------------------------------
   6.08   RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR..................48
   ----   --------------------------------------------------
   6.09   ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.............................49
   ----   ---------------------------------------
   6.10   MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS........50
   ----   ------------------------------------------------------------
   6.11   APPOINTMENT OF AUTHENTICATING AGENT................................50
   ----   ------------------------------------

Article Seven - HOLDERS' LISTS AND REPORTS BY TRUSTEE and Company............51
-----------------------------------------------------------------

   7.01   DISCLOSURE OF NAMES AND ADDRESSES OF HOLDERS.......................51
   ----   ---------------------------------------------
   7.02   REPORTS BY TRUSTEE.................................................52
   ----   -------------------
   7.03   REPORTS BY THE COMPANY.............................................52
   ----   -----------------------
   7.04   THE COMPANY TO FURNISH TRUSTEE NAMES AND ADDRESSES OF HOLDERS......53
   ----   --------------------------------------------------------------

Article Eight - CONSOLIDATION, AMALGAMATION, MERGER,
                CONVEYANCE, TRANSFER OR LEASE................................53
----------------------------------------------------

   8.01   COMPANY MAY AMALGAMATE OR CONSOLIDATE, ETC.,
          ONLY ON CERTAIN TERMS..............................................53
   ----   -------------------------------------------
   8.02   SUCCESSOR PERSON SUBSTITUTED.......................................54
   ----   ----------------------------

Article Nine - SUPPLEMENTAL INDENTURES.......................................54
--------------------------------------

   9.01   SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS.................54
   ----   --------------------------------------------------
   9.02   SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS....................55
   ----   -----------------------------------------------
   9.03   EXECUTION OF SUPPLEMENTAL INDENTURES...............................56
   ----   ------------------------------------
   9.04   EFFECT OF SUPPLEMENTAL INDENTURES..................................56
   ----   ----------------------------------
   9.05   CONFORMITY WITH TRUST INDENTURE ACT................................57
   ----   -----------------------------------
   9.06   REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES.................57
   ----   --------------------------------------------------
   9.07   NOTICE OF SUPPLEMENTAL INDENTURES..................................57
   ----   ---------------------------------

Article Ten - COVENANTS......................................................57
-----------------------

   10.01  PAYMENT OF PRINCIPAL, PREMIUM, IF ANY, AND INTEREST................57
   -----  ---------------------------------------------------
   10.02  MAINTENANCE OF OFFICE OR AGENCY....................................57
   -----  -------------------------------
   10.03  MONEY FOR SECURITIES PAYMENTS TO BE HELD IN TRUST..................59
   -----  -------------------------------------------------
   10.04  STATEMENT AS TO COMPLIANCE AND NOTICE OF DEFAULT...................60
   -----  ------------------------------------------------


                                      (ii)

   10.05  ADDITIONAL AMOUNTS.................................................60
   -----  ------------------
   10.06  CORPORATE EXISTENCE................................................61
   -----  --------------------
   10.07  WAIVER OF CERTAIN COVENANTS........................................62
   -----  ---------------------------

Article Eleven - REDEMPTION OF SECURITIES....................................62
-----------------------------------------

   11.01  APPLICABILITY OF ARTICLE...........................................62
   -----  -------------------------
   11.02  ELECTION TO REDEEM; NOTICE TO TRUSTEE..............................62
   -----  -------------------------------------
   11.03  SELECTION BY TRUSTEE OF SECURITIES TO BE REDEEMED..................62
   -----  --------------------------------------------------
   11.04  NOTICE OF REDEMPTION...............................................63
   -----  ---------------------
   11.05  DEPOSIT OF REDEMPTION PRICE........................................64
   -----  ---------------------------
   11.06  SECURITIES PAYABLE ON REDEMPTION DATE..............................64
   -----  -------------------------------------
   11.07  SECURITIES REDEEMED IN PART........................................65
   -----  ---------------------------
   11.08  TAX REDEMPTION.....................................................65
   -----  ---------------

Article Twelve - SINKING FUNDS...............................................65
------------------------------

   12.01  APPLICABILITY OF ARTICLE...........................................65
   -----  ------------------------
   12.02  SATISFACTION OF SINKING FUND PAYMENTS WITH SECURITIES..............66
   -----  -----------------------------------------------------
   12.03  REDEMPTION OF SECURITIES FOR SINKING FUND..........................66
   -----  ------------------------------------------

Article Thirteen - REPAYMENT AT OPTION OF HOLDERS............................67
-------------------------------------------------

   13.01  APPLICABILITY OF ARTICLE...........................................67
   -----  ------------------------
   13.02  REPAYMENT OF SECURITIES............................................67
   -----  -----------------------
   13.03  EXERCISE OF OPTION.................................................67
   -----  -------------------
   13.04  WHEN SECURITIES PRESENTED FOR REPAYMENT BECOME DUE AND PAYABLE.....68
   -----  --------------------------------------------------------------
   13.05  SECURITIES REPAID IN PART..........................................68
   -----  --------------------------

Article Fourteen - DEFEASANCE AND COVENANT DEFEASANCE........................69
-----------------------------------------------------

   14.01  OPTION TO EFFECT DEFEASANCE OR COVENANT DEFEASANCE.................69
   -----  --------------------------------------------------
   14.02  DEFEASANCE AND DISCHARGE...........................................69
   -----  ------------------------
   14.03  COVENANT DEFEASANCE................................................69
   -----  -------------------
   14.04  CONDITIONS TO DEFEASANCE OR COVENANT DEFEASANCE....................70
   -----  ------------------------------------------------
   14.05  DEPOSITED MONEY AND GOVERNMENT OBLIGATIONS TO BE
           HELD IN TRUST; OTHER MISCELLANEOUS PROVISIONS.....................71
   -----  ------------------------------------------------
   14.06  REINSTATEMENT......................................................72
   -----  -------------

Article Fifteen - MEETINGS OF HOLDERS OF SECURITIES..........................73
---------------------------------------------------

   15.01  PURPOSES FOR WHICH MEETINGS MAY BE CALLED..........................73
   -----  -----------------------------------------
   15.02  CALL, NOTICE AND PLACE OF MEETINGS.................................73
   -----  -----------------------------------
   15.03  PERSONS ENTITLED TO VOTE AT MEETINGS...............................73
   -----  ------------------------------------
   15.04  QUORUM; ACTION.....................................................73
   -----  --------------
   15.05  DETERMINATION OF VOTING RIGHTS; CONDUCT AND
           ADJOURNMENT OF MEETINGS...........................................74
   -----  -------------------------------------------
   15.06  COUNTING VOTES AND RECORDING ACTION OF MEETINGS....................75
   -----  -----------------------------------------------


                                     (iii)

     INDENTURE, dated as of June 18, 2004, between FOUR SEASONS HOTELS INC., a corporation duly organized and existing under the laws of the Province of Ontario (herein called the "Company"), having its principal office at 1165 Leslie Street, Toronto, Ontario, Canada M3C 2K8, and THE BANK OF NOVA SCOTIA TRUST COMPANY OF NEW YORK, a New York corporation, as trustee (herein called the "Trustee").

                                    RECITALS

     The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (herein called the "Securities"), which may be convertible into or exchangeable for any securities of any Person (including the Company), to be issued in one or more series as in this Indenture provided.

     This Indenture is subject to the provisions of the Trust Indenture Act of 1939, as amended, that are required to be part of this Indenture and shall, to the extent applicable, be governed by such provisions.

     All things necessary to make this Indenture a valid and binding agreement of the Company, in accordance with its terms, have been done.

     NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:

                                  ARTICLE ONE
             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

1.01 Definitions.

     For all purposes of this Indenture, except as otherwise expressly provided:

     (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

     (b) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

     (c) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles primarily used in the Company's annual financial statements contained in the Company's annual report delivered to its shareholders in respect of the fiscal year immediately prior to the date of such computation; and

     (d) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

     Certain terms, used principally in Article Three, are defined in that Article.

"Act",  when used with  respect to any  Holder,  has the  meaning  specified  in
Section 1.04(1).

"Additional Amounts" has the meaning specified in Section 10.05.

"Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

"Authenticating Agent" means any Person appointed by the Trustee to act on behalf of the Trustee pursuant to Section 6.11 to authenticate Securities.

"Authorized Newspaper" means a newspaper, in the English language or in an official language of the country of publication, customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays, and of general circulation in each place in connection with which the term is used or in the financial community of each such place. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any Business Day.

"Bankruptcy Law" has the meaning specified in Section 5.01.

"Bankruptcy Order" has the meaning specified in Section 5.01.

"Bearer Security" means any Security except a Registered Security.

"Board of Directors" means the board of directors of the Company, or any duly authorized committee of that board.

"Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company, to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

"Business Day", when used with respect to any Place of Payment or any other particular location referred to in this Indenture or in the Securities, means, unless otherwise specified with respect to any Securities pursuant to Section 3.01, each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in that Place of Payment or other location are authorized or obligated by law or executive order to close.

"calculation period" has the meaning specified in Section 3.11.

"Canadian Taxes" has the meaning specified in Section 10.05.

"Clearstream" means Clearstream Banking, societe anonyme, or its successor.

"Commission" means the U.S. Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended, or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

"Common Depositary" has the meaning specified in Section 3.04.

"Company" means Four Seasons Hotels Inc. until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

"Company Request" or "Company Order" means a written request or order signed in the name of the Company by any one of the Chief Executive Officer, any President or a Vice President, the Treasurer or the Secretary of the Company, and delivered to the Trustee.

"Component Currency" has the meaning specified in Section 3.12(8).

"Consolidated Net Tangible Assets" means the total amount of assets (including investments in Joint Ventures) of the Company and its Subsidiaries (less applicable depreciation, amortization and other valuation reserves) after deducting therefrom (a) all current liabilities of the Company and its Subsidiaries (excluding (i) the current portion of long-term indebtedness, (ii) intercompany liabilities and (iii) any liabilities which are by their terms renewable or extendible at the option of the obligor to a time more than 12 months from the time at which the amount thereof is being computed) and (b) all goodwill, trade-names, trademarks, patents, unamortized debt discount and other like intangibles, all as set forth on the most recent consolidated balance sheet of the Company and computed in accordance with the generally accepted accounting principles used in the preparation of the Company's most recent annual financial statements that include such consolidated balance sheet.

"Conversion Date" has the meaning specified in Section 3.12(4).

"Conversion Event" means the cessation of use of (i) a Foreign Currency (other than the Euro or other currency unit) both by the government of the country that issued such Currency and by a central bank or other public institution of or within the international banking community for the settlement of transactions,
(ii) the Euro or (iii) any currency unit (or composite currency) other than the Euro for the purposes for which it was established.

"Corporate Trust Office" means the principal corporate trust office of the Trustee in the Borough of Manhattan, The City of New York, at which at any particular time its corporate trust business is administered, which office on the date of execution of this Indenture is located at One Liberty Plaza, New York, New York 10006.

"corporation" includes corporations, associations, companies and business trusts.

"covenant defeasance" has the meaning specified in Section 14.03.

"coupon" means any interest coupon appertaining to a Bearer Security.

"Currency" means any currency or currencies, composite currency or currency unit or currency units, including, without limitation, the Euro, issued by the government of one or more countries or by any recognized confederation or association of such governments.

"Custodian" has the meaning specified in Section 5.01.

"Default" means any event that is, or after notice or passage of time or both would be, an Event of Default.

"Defaulted Interest" has the meaning specified in Section 3.07(1).

"defeasance" has the meaning specified in Section 14.02.

"Depositary" means, with respect to the Securities of any series, The Depository Trust Company, or any successor thereto, or any other Person designated pursuant to Section 3.01 to act as depositary with respect to the Securities of such series.

"Dollar" or "$" means a dollar or other equivalent unit in such coin or currency of the United States of America as at the time shall be legal tender for the payment of public and private debts.

"Dollar Equivalent of the Currency Unit" has the meaning specified in Section 3.12(7).

"Dollar Equivalent of the Foreign Currency" has the meaning specified in Section 3.12(6).

"Election Date" has the meaning specified in Section 3.12(8).

"Euro" means the single currency of the participating member states from time to time of the European Union described in legislation of the European Council for the operation of a single unified European currency (whether known as the Euro or otherwise).

"Euroclear" means Euroclear S.A./N.V., as operator of the Euroclear System, or any successor securities clearing agency.

"Event of Default" has the meaning specified in Section 5.01.

"Exchange Date" has the meaning specified in Section 3.04.

"Exchange Rate Agent" means, with respect to Securities of or within any series, unless otherwise specified with respect to any Securities pursuant to Section 3.01, a New York Clearing House bank, designated pursuant to Section 3.01 or
Section 3.13.

"Exchange Rate Officer's Certificate" means a tested telex or a certificate setting forth (i) the applicable Market Exchange Rate and (ii) the Dollar or Foreign Currency amounts of principal (and premium, if any) and interest, if any (on an aggregate basis and on the basis of a Security having the lowest denomination principal amount determined in accordance with Section 3.02 in the relevant Currency), payable with respect to a Security of any series on the basis of such Market Exchange Rate, sent (in the case of a telex) or signed (in the case of a certificate) by the Treasurer, any Vice President or any Assistant Treasurer of the Company.

"Excluded Holder" has the meaning specified in Section 10.05.

"Extension Notice" has the meaning specified in Section 3.08.

"Extension Period" has the meaning specified in Section 3.08.

"Federal Bankruptcy Code" means the Bankruptcy Reform Act of 1978 as amended and as codified in Title 11 of the United States Code, as amended from time to time or any successor federal bankruptcy law.

"Final Maturity" has the meaning specified in Section 3.08.

"First Currency" has the meaning specified in Section 1.15.

"Foreign Currency" means any Currency other than Currency of the United States of America.

"Governmental Authority" means any nation or government, any state, province, territory or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

"Government Obligations" means, unless otherwise specified with respect to any series of Securities pursuant to Section 3.01, securities which are (a) direct obligations of the government that issued the currency in which the Securities of a particular series are payable, or (b) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the government that issued the currency in which the Securities of such series are payable, the payment of which is unconditionally guaranteed by such government, which, in either case, are full faith and credit obligations of such government payable in such currency and are not callable or redeemable at the option of the issuer thereof and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such Government Obligation or a specific payment of interest on or principal of any such Government Obligation held by such custodian for the account of a holder of a depositary receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the Government Obligation or the specific payment of interest or principal of the Government Obligation evidenced by such depository receipt.

"Guarantee" means any guarantee, indemnity or similar obligation.

"Holder" means, in the case of a Registered Security, the Person in whose name a Security is registered in the Security Register and, in the case of a Bearer Security, the bearer thereof and, when used with respect to any coupon, shall mean the bearer thereof.

"Indebtedness" means obligations for money borrowed whether or not evidenced by notes, bonds, debentures or other similar evidences of indebtedness.

"Indenture" means this instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, and shall include the provisions of the TIA that are deemed to be part of and govern this instrument and the other terms of particular series of Securities established as contemplated by Section 3.01; provided, however, that, if at any time more than one Person is acting as Trustee under this instrument, "Indenture" shall mean, with respect to any one or more series of Securities for which such Person is Trustee, this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Securities for which such Person is Trustee established as contemplated by Section 3.01, exclusive, however, of any provisions or terms that relate solely to other series of Securities for which such Person is not Trustee, regardless of when such terms or provisions were adopted, and exclusive of any provisions or terms adopted by means of one or more indentures supplemental hereto executed and delivered after such Person had become such Trustee but to which such Person, as such Trustee, was not a party.

"Indexed Security" means a Security the terms of which provide that the principal amount thereof payable at Stated Maturity may be more or less than the principal face amount thereof at original issuance.

"interest", when used with respect to an Original Issue Discount Security, shall be deemed to mean interest payable after Maturity at the rate prescribed in such Original Issue Discount Security.

"Interest Payment Date", when used with respect to any Security, means the Stated Maturity of an instalment of interest on such Security.

"Joint Venture" means any partnership, corporation or other entity in which up to and including 50% of the partnership interests, outstanding voting stock or other equity interest is owned, directly or indirectly, by the Company and/or one or more of its Subsidiaries.

"Judgment Currency" has the meaning specified in Section 1.14(1).

"mandatory sinking fund payment" has the meaning specified in Section 12.01.

"Market Exchange Rate" means, unless otherwise specified with respect to any Securities pursuant to Section 3.01, (i) for any conversion involving a currency unit on the one hand and Dollars or any Foreign Currency on the other, the exchange rate between the relevant currency unit and Dollars or such Foreign
Currency calculated by the method specified pursuant to Section 3.01 for the Securities of the relevant series, (ii) for any conversion of Dollars into any Foreign Currency, the noon (New York City time) buying rate for such Foreign Currency for cable transfers quoted in New York City as certified for customs purposes by the Federal Reserve Bank of New York and (iii) for any conversion of one Foreign Currency into Dollars or another Foreign Currency, the spot rate at noon local time in the relevant market at which, in accordance with normal banking procedures, the Dollars or Foreign Currency into which conversion is being made could be purchased with the Foreign Currency from which conversion is being made from major banks located in either New York City, London or any other principal market for Dollars or such purchased Foreign Currency, in each case determined by the Exchange Rate Agent. Unless otherwise specified with respect to any Securities pursuant to Section 3.01, in the event of the unavailability of any of the exchange rates provided for in the foregoing clauses (i), (ii) and
(iii), the Exchange Rate Agent shall use, in its sole discretion and without liability on its part, such quotation of the Federal Reserve Bank of New York as of the most recent available date, or quotations from one or more major banks in New York City, London or another principal market for the Currency in question, or such other quotations as the Exchange Rate Agent shall deem appropriate. Unless otherwise specified by the Exchange Rate Agent, if there is more than one market for dealing in any Currency by reason of foreign exchange regulations or otherwise, the market to be used in respect of such Currency shall be that upon which a non-resident issuer of securities designated in such Currency would purchase such Currency in order to make payments in respect of such Securities.

"Maturity", when used with respect to any Security, means the date on which the principal of such Security or an instalment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, notice of redemption, notice of option to elect repayment or otherwise.

"Non-Recourse Indebtedness" means Indebtedness the terms of which provide that the lender's claim for repayment of such Indebtedness is limited solely to a claim against the property that secures such Indebtedness.

"Officer's Certificate" means a certificate signed by the Chief Executive Officer, any President or Vice President, the Treasurer, or Secretary of the Company and delivered to the Trustee.

"Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, including an employee of the Company, and who shall be reasonably acceptable to the Trustee.

"Optional Reset Date" has the meaning specified in Section 3.07(2).

"optional sinking fund payment" has the meaning specified in Section 12.01.

"Original Issue Discount Security" means any Security that provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.02.

"Original Stated Maturity" has the meaning specified in Section 3.08.

"Other Currency" has the meaning specified in Section 1.15.

"Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

          (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

          (ii) Securities, or portions thereof, for whose payment or redemption or repayment at the option of the Holder money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities and any coupons appertaining thereto; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

          (iii)Securities, except to the extent provided in Sections 14.02 and 14.03, with respect to which the Company has effected defeasance and/or covenant defeasance as provided in Article Fourteen; and

          (iv) Securities that have been paid for pursuant to Section 3.06 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder or are present at a meeting of Holders for quorum purposes, and for the purpose of making the calculations required by TIA Section 3.13, (i) the principal amount of an Original Issue Discount Security that may be counted in making such determination or calculation and that shall be deemed to be Outstanding for such purpose shall be equal to the amount of principal thereof that would be (or shall have been declared to be) due and payable, at the time of such determination, upon a declaration of acceleration of the maturity thereof pursuant to Section 5.02, (ii) the principal amount of any Security denominated in a Foreign Currency that may be counted in making such determination or calculation and that shall be deemed Outstanding for such purpose shall be equal to the Dollar equivalent, determined as of the date such Security is originally issued by the Company as set forth in an Exchange Rate Officer's Certificate delivered to the Trustee, of the principal amount (or, in the case of an Original Issue Discount Security, the Dollar equivalent as of such date of original issuance of the amount determined as provided in clause (i) above) of such Security, (iii) the principal amount of any Indexed Security that may be counted in making such determination or calculation and that shall be deemed outstanding for such purpose shall be equal to the principal face amount of such Indexed Security at original issuance, unless otherwise provided with respect to such Security pursuant to Section 3.01, and (iv) Securities owned by the Company or any Affiliate of the Company shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in making such calculation or in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities that the Trustee knows to be so owned shall be so disregarded. Securities so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee certifies to the Trustee the pledgee's right to act with respect to such Securities and that the pledgee is not the Company or any Affiliate of the Company.

"Paying Agent" means any Person (including the Company acting as Paying Agent) authorized by the Company to pay the principal of (or premium, if any) or interest, if any, on any Securities on behalf of the Company.

"Person" means an individual, partnership, corporation, limited liability company, unlimited liability company, business trust, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

"Place of Payment" means, when used with respect to the Securities of or within any series, the place or places where the principal of (and premium, if any) and interest, if any, on such Securities are payable as specified as contemplated by Sections 3.01 and 10.02.

"Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and any Security authenticated and delivered under Section
3.06 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security or a Security to which a mutilated, destroyed, lost or stolen coupon appertains shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security or the Security to which the mutilated, destroyed, lost or stolen coupon appertains, as the case may be.

"rate(s) of exchange" has the meaning specified in Section 1.14.

"Redemption Date", when used with respect to any Security to be redeemed, in whole or in part, means the date fixed for such redemption by or pursuant to this Indenture.

"Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

"Registered Security" means any Security registered in the Security Register.

"Regular Record Date" for the interest payable on any Interest Payment Date on the Registered Securities of or within any series means the date specified for that purpose as contemplated by Section 3.01.

"Repayment Date" means, when used with respect to any Security to be repaid at the option of the Holder, the date fixed for such repayment pursuant to this Indenture.

"Required Currency" has the meaning specified in Section 1.14(1).

"Reset Notice" has the meaning specified in Section 3.07(2).

"Responsible Officer", when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above-designated officers, and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his or her knowledge of and familiarity with the particular subject.

"Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture; provided, however, that if at any time there is more than one Person acting as Trustee under this Indenture, "Securities" with respect to the Indenture as to which such Person is Trustee shall have the meaning stated in the first recital of this Indenture and shall more particularly mean Securities authenticated and delivered under this Indenture, exclusive, however, of Securities of any series as to which such Person is not Trustee.

"Security Register" and "Security Registrar" have the respective meanings specified in Section 3.05.

"Significant Subsidiary" has the meaning set forth in Rule 1.02(w) of Regulation S-X promulgated by the United States Securities and Exchange Commission.

"Specified Amount" has the meaning specified in Section 3.12(8).

"Special Record Date" for the payment of any Defaulted Interest on the Registered Securities of or within any series means a date fixed by the Trustee pursuant to Section 3.07.

"Stated Maturity", when used with respect to any Security or any instalment of principal thereof or interest thereon, means the date specified in such Security or a coupon representing such instalment of interest as the fixed date on which the principal of such Security or such instalment of principal or interest is due and payable, as such date may be extended pursuant to the provisions of
Section 3.08.

"Subsidiary" means any corporation of which at least a majority of the outstanding stock having by its terms ordinary voting power to elect a majority of the directors of the corporation is, at the time, directly or indirectly, owned by the Company or by one or more of the Company's Subsidiaries or by the Company and one or more of the Company's Subsidiaries.

"Subsequent Interest Period" has the meaning specified in Section 3.07(2).

"Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939, as amended and as in force at the date as of which this Indenture was executed except as provided in Section 9.05.

"Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder; provided, however, that if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean only the Trustee with respect to Securities of that series.

"United States" means, unless otherwise specified with respect to any Securities pursuant to Section 3.01, the United States of America (including the states and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

"Valuation Date" has the meaning specified in Section 3.12(3).

"Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

"Voting Stock" means securities or other ownership interests of a corporation, partnership or other entity having by the terms thereof ordinary voting power to vote in the election of the board of directors or other Persons performing similar functions of such corporation, partnership or other entity (without regard to the occurrence of any contingency).

"Yield to Maturity" means the yield to maturity, computed at the time of issuance of a Security (or, if applicable, at the most recent redetermination of interest on such Security) and as set forth in such Security in accordance with generally accepted United States bond yield computation principles.

1.02 Compliance Certificates and Opinions.

     Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture (including any covenant compliance with which constitutes a condition precedent) relating to the proposed action have been complied with in accordance with this Indenture and, except in respect of the initial issue of Securities hereunder, an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

     Every certificate or opinion with respect to compliance with a covenant or condition provided for in this Indenture (other than pursuant to Section 10.04) shall include:

     (a) a statement that the person signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

     (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

     (c) a statement that, in the opinion of such person, he has made such examination or investigation as he believes is necessary to enable him to make the statements or give the opinions contained or expressed therein; and

     (d) a statement as to whether, in the opinion of such person, such covenant or condition has been complied with.

1.03 Form of Documents Delivered to Trustee.

     In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his or her certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

     Any certificate or opinion of an officer of the Company or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of, or representations by, the independent firm of public accountants employed by the Company to conduct the audit of the Company's financial statements, unless such officer or counsel, as the case may be, knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the accounting matters upon which such certificate or opinion may be based are erroneous. Any certificate or opinion of any independent firm of public accountants filed with the Trustee shall contain a statement that such firm is independent.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

1.04 Acts of Holders.

     (1) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders of the Outstanding Securities of all series or one or more series, as the case may be, may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agents duly appointed in writing. Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders of Securities of any series may, alternatively, be embodied in and evidenced by the record of Holders of Outstanding Securities of such series voting in favour thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders of Securities of such series duly called and held in accordance with the provisions of Article Fifteen, or a combination of such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments or so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and conclusive in favour of the Trustee and the Company, if made in the manner provided in this Section. The record of any meeting of Holders of Securities shall be proved in the manner provided in Section 15.06.

     (2) The fact and date of the execution by any Person of any such instrument or writing may be proved in any reasonable manner that the Trustee deems sufficient.

     (3) The principal amount and serial numbers of Registered Securities held by any Person, and the date of holding the same, shall be proved by the Security Register.

     (4) The principal amount and serial numbers of Bearer Securities held by any Person, and the date of holding the same, may be proved by the production of such Bearer Securities or by a certificate executed, as depositary, by any trust company, bank, banker or other depositary, wherever situated, if such certificate shall be deemed by the Trustee to be satisfactory, showing that at the date therein mentioned such Person had on deposit with such depositary, or exhibited to it, the Bearer Securities therein described; or such facts may be proved by the certificate or affidavit of the Person holding such Bearer Securities, if such certificate or affidavit is deemed by the Trustee to be satisfactory. The Trustee and the Company may assume that such ownership of any Bearer Security continues until (1) another certificate or affidavit bearing a later date issued in respect of the same Bearer Security is produced, or (2) such Bearer Security is produced to the Trustee by some other Person, or (3) such Bearer Security is surrendered in exchange for a Registered Security, or
(4) such Bearer Security is no longer Outstanding. The principal amount and serial numbers of Bearer Securities held by any Person, and the date of holding the same, may also be proved in any other manner that the Trustee deems sufficient.

     (5) If the Company shall solicit from the Holders of Registered Securities any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by or pursuant to a Board Resolution, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. Notwithstanding TIA Section 316(c), such record date shall be the record date specified in or pursuant to such Board Resolution, which shall be a date not earlier than the date 30 days prior to the first solicitation of Holders generally in connection therewith and not later than the date such solicitation is completed. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities shall be computed as of such record date; provided that no such authorization, agreement or consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than eleven months after the record date.

     (6) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, the Company in reliance thereon, whether or not notation of such action is made upon such Security.

1.05 Notices, etc. to Trustee and Company.

     Any request, demand, authorization, direction, notice, consent, waiver or other Act of Holders or other documents provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

     (a) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing or sent by facsimile to the Trustee at its Corporate Trust Office, One Liberty Plaza, New York, New York 10006, Attention: Corporate Trust Office; or

     (b) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, or sent by overnight courier to the Company addressed to it at the address of its principal office specified in the first paragraph of this Indenture or at any other address previously furnished in writing to the Trustee by the Company.

1.06 Notice to Holders; Waiver.

     Where this Indenture provides for notice of any event to Holders of Registered Securities by the Company or the Trustee, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each such Holder affected by such event, at his or her address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders of Registered Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders of Registered Securities or the sufficiency of any notice to Holders of Bearer Securities given as provided. Any notice mailed to a Holder in the manner herein prescribed shall be conclusively deemed to have been received by such Holder, whether or not such Holder actually receives such notice.

     In case, by reason of the suspension of or irregularities in regular mail service or by reason of any other cause, it shall be impractical to mail notice of any event to Holders of Registered Securities when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be directed by the Company shall be deemed to be sufficient giving of such notice for every purpose hereunder.

     Except as otherwise expressly provided herein or otherwise specified with respect to any Securities pursuant to Section 3.01, where this Indenture provides for notice to Holders of Bearer Securities of any event, such notice shall be sufficiently given to Holders of Bearer Securities if published in an Authorized Newspaper in The City of New York and in such other city or cities as may be specified in such Securities on a Business Day at least twice, the first such publication to be not earlier than the earliest date, and not later than the latest date, prescribed for the giving of such notice and the second such publication to be at any time thereafter not later than the latest date, if any, prescribed for the giving of such second notice. Any such notice shall be deemed to have been given on the date of the first such publication.

     In case, by reason of the suspension of publication of any Authorized Newspaper or Authorized Newspapers or by reason of any other cause, it shall be impracticable to publish any notice to Holders of Bearer Securities as provided above, then such notification to Holders of Bearer Securities as shall be given as directed by the Company shall constitute sufficient notice to such Holders for every purpose hereunder. Neither the failure to give notice by publication to Holders of Bearer Securities as provided above, nor any defect in any notice so published, shall affect the sufficiency of such notice with respect to other Holders of Bearer Securities or the sufficiency of any notice to Holders of Registered Securities given as provided herein.

     Any request, demand, authorization, direction, notice, consent or waiver or other Act required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.

     Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

1.07 Effect of Headings and Table of Contents.

     The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

1.08 Successors and Assigns.

     All covenants and agreements in this Indenture by the Company and the Trustee shall bind its successors and assigns, whether so expressed or not.

1.09 Separability Clause.

     In case any provision in this Indenture or in any Security or coupon shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

1.10 Benefits of Indenture.

     Nothing in this Indenture or in the Securities or coupons, express or implied, shall give to any Person, other than the parties hereto, any Authenticating Agent, any Paying Agent, any Securities Registrar and their successors hereunder and the Holders of Securities or coupons, any benefit or any legal or equitable right, remedy or claim under this Indenture.

1.11 Governing Law.

     This Indenture and the Securities and coupons shall be governed by and construed in accordance with the law of the State of New York.

1.12 Legal Holidays.

     In any case where any Interest Payment Date, Redemption Date, sinking fund payment date or Stated Maturity or Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of any Security or coupon other than a provision in the Securities of any series that specifically states that such provision shall apply in lieu of this Section), payment of principal (or premium, if any) or interest, if any, need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date or sinking fund payment date, or at the Stated Maturity or Maturity; provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date, sinking fund payment date, Stated Maturity or Maturity, as the case may be.

1.13 Agent for Service; Submission to Jurisdiction; Waiver of Immunities.

     By the execution and delivery of this Indenture, the Company (i) acknowledges that it has irrevocably designated and appointed Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware, 19801-1120 as its authorized agent upon which process may be served in any suit or proceeding arising out of or relating to the Securities or this Indenture that may be instituted in any United States federal or New York state court in the Borough of Manhattan, The City of New York or brought under federal or state securities laws or brought by the Trustee (whether in its individual capacity or in its capacity as Trustee hereunder), (ii) submits to the non-exclusive jurisdiction of any such court in any such suit or proceeding, and (iii) agrees that service of process upon CT Corporation System and written notice of said service to the Company (mailed or delivered to its Secretary at its principal office specified in the first paragraph of this Indenture and in the manner specified in Section 1.05 hereof), shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. The Company further agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of CT Corporation System in full force and effect so long as any of the Securities shall be Outstanding.

     The Company irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to laying of venue of any such action, suit or proceeding in any such court or any appellate court with respect thereto and irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of any such action, suit or proceeding in any such court.

     To the extent that the Company has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, the Company hereby irrevocably waives such immunity in respect of its obligations under this Indenture and the Securities, to the extent permitted by law.

1.14 Conversion of Currency.

     (1) The Company covenants and agrees that the following provisions and the provisions of Section 1.14(2) shall apply to conversion of Currency in the case of the Securities and this Indenture to the fullest extent permitted by applicable law:

     (a) If for the purposes of obtaining judgment in, or enforcing the judgment of, any court in any country, it becomes necessary to convert into any other Currency (the "Judgment Currency") an amount due or contingently due under the Securities of any series and this Indenture (the "Required Currency"), then the conversion shall be made at the rate of exchange prevailing on the Business Day before the day on which the judgment is given or the order of enforcement is made, as the case may be (unless a court shall otherwise determine).

     (b) If there is a change in the rate of exchange prevailing between the Business Day before the day on which the judgment is given or an order of enforcement is made, as the case may be (or such other date as a court shall determine), and the date of receipt of the amount due, the Company shall pay such additional (or, as the case may be, such lesser) amount, if any, as may be necessary so that the amount paid in the Judgment Currency when converted at the rate of exchange prevailing on the date of receipt will produce the amount in the Required Currency originally due.

     (2) In the event of the winding-up of the Company at any time while any amount or damages owing under the Securities and this Indenture, or any judgment or order rendered in respect thereof, shall remain outstanding, the Company shall indemnify and hold the Holders of Securities and the Trustee harmless against any deficiency arising or resulting from any variation in rates of exchange between (i) the date as of which the equivalent of the amount in the Required Currency (other than under this Subsection) is calculated for the purposes of such winding-up and (ii) the final date for the filing of proofs of claim in such winding-up. For the purpose of this Subsection, the final date for the filing of proofs of claim in the winding-up of the Company shall be the date fixed by the liquidator or otherwise in accordance with the relevant provisions of applicable law as being the latest practicable date as at which liabilities of the Company may be ascertained for such winding-up prior to payment by the liquidator or otherwise in respect thereto.

     The obligations contained in Subsections 1.14(1)(b) and 1.14(2) of this Section shall constitute separate and independent obligations of the Company from its other obligations under the Securities and this Indenture, shall give rise to separate and independent causes of action against the Company, shall apply irrespective of any waiver or extension granted by any Holder or Trustee from time to time and shall continue in full force and effect notwithstanding any judgment or order or the filing of any proof of claim in the winding-up of the Company for a liquidated sum in respect of amounts due hereunder (other than under Subsection (b) above) or under any such judgment or order. Any such deficiency as aforesaid shall be deemed to constitute a loss suffered by the Holders or the Trustee, as the case may be, and no proof or evidence of any actual loss shall be required by the Company or the applicable liquidator. In the case of Subsection (b) above, the amount of such deficiency shall not be deemed to be reduced by any variation in rates of exchange occurring between the said final date and the date of any liquidating distribution.

     The term "rate(s) of exchange" shall mean the Bank of Canada noon rate for purchases on the relevant date of the Required Currency with the Judgment
Currency, as reported by Telerate on screen 3194 (or such other means of reporting the Bank of Canada noon rate as may be agreed upon by each of the parties to this Indenture) and includes any premiums and costs of exchange payable.

1.15     Currency Equivalent.

     Except as otherwise provided in this Indenture, for purposes of the construction of the terms of this Indenture or of the Securities, in the event that any amount is stated herein in the Currency of one nation (the "First Currency"), as of any date such amount shall also be deemed to represent the amount in the Currency of any other relevant nation (the "Other Currency") that is required to purchase such amount in the First Currency at the Bank of Canada noon rate as reported by Telerate on screen 3194 (or such other means of reporting the Bank of Canada noon rate as may be agreed upon by each of the parties to this Indenture) on the date of determination.

1.16     No Recourse Against Others.

     A director, officer, employee, shareholder or representative or agent, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Holder shall waive and release all such liability. Such waiver and release shall be part of the consideration for the issue of the Securities.

1.17     Multiple Originals.

     The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Indenture.

1.18     Conflict with Trust Indenture Act.

     If and to the extent that any provision hereof limits, qualifies or conflicts with another provision that is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control. If any provision of this Indenture modifies, limits, qualifies or excludes any provision of the Trust Indenture Act that may be so modified, limited, qualified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified, limited, qualified or excluded, as the case may be.

                                   ARTICLE TWO
                                 SECURITY FORMS

2.01     Forms Generally.

     The Registered Securities, if any, of each series and the Bearer Securities, if any, of each series and related coupons shall be in substantially the forms as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the Company. If the forms of Securities or coupons of any series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section
3.03 for the authentication and delivery of such Securities or coupons. Any portion of the text of any Security may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Security.

     Unless otherwise specified as contemplated by Section 3.01, Securities in bearer form shall have interest coupons attached.

     The Trustee's certificate of authentication on all Securities shall be in substantially the form set forth in this Article.

     The definitive Securities and coupons shall be printed, lithographed or engraved on steel-engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities or coupons.

2.02     Form of Trustee's Certificate of Authentication.

     Subject to Section 6.11, the Trustee's certificate of authentication shall be in substantially the following form:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     Dated:
           -----------------------------

     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                                  [Name of Trustee],
                                                  as Trustee

                                                  By --------------------------
                                                     Authorized Officer

2.03     Securities Issuable in Global Form.

     If Securities of or within a series are issuable in global form, as specified as contemplated by Section 3.01, then, notwithstanding clause (h) of
Section 3.01 and Section 3.02, any such Security shall represent such of the Outstanding Securities of such series as shall be specified therein and may provide that it shall represent the aggregate amount of Outstanding Securities of such series from time to time endorsed thereon and that the aggregate amount of Outstanding Securities of such series represented thereby may from time to time be increased or decreased to reflect exchanges. Any endorsement of a Security in global form to reflect the amount, or any increase or decrease in the amount, of Outstanding Securities represented thereby shall be made by the Trustee in such manner and upon instructions given by such Person or Persons as shall be specified therein or in the Company Order to be delivered to the Trustee pursuant to Section 3.03 or Section 3.04. Subject to the provisions of
Section 3.03 and, if applicable, Section 3.04, the Trustee shall deliver and redeliver any Security in permanent global form in the manner and upon instructions given by the Person or Persons specified therein or in the applicable Company Order. If a Company Order pursuant to Section 3.03 or Section
3.04 has been, or simultaneously is, delivered, any instructions by the Company with respect to endorsement or delivery or redelivery of a Security in global form shall be in writing but need not comply with Section 1.02 and need not be accompanied by an Opinion of Counsel.

     The provisions of the last sentence of Section 3.03 shall apply to any Security represented by a Security in global form if such Security was never issued and sold by the Company and the Company delivers to the Trustee the Security in global form together with written instructions (which need not comply with Section 1.02 and need not be accompanied by an Opinion of Counsel) with regard to the reduction in the principal amount of Securities represented thereby, together with the written statement contemplated by the last sentence of Section 3.03.

     Notwithstanding the provisions of Section 3.07, unless otherwise specified as contemplated by Section 3.01, payment of principal of (and premium, if any) and interest, if any, on any Security in permanent global form shall be made to the Person or Persons specified therein.

     Notwithstanding the provisions of Section 3.09 and except as provided in the preceding paragraph, the Company, the Trustee and any agent of the Company or the Trustee shall treat as the

Holder of such principal amount of Outstanding
Securities represented by a permanent global Security (i) in the case of a permanent global Security in registered form, the Holder of such permanent global Security in registered form, or (ii) in the case of a permanent global Security in bearer form, Euroclear or Clearstream, as their interests may appear.

                                 ARTICLE THREE
                                 THE SECURITIES

3.01     Amount Unlimited; Issuable in Series.

     The aggregate principal amount of Securities that may be authenticated and delivered under this Indenture is unlimited.

     The Securities may be issued in one or more series. Except as otherwise provided herein, and except to the extent prescribed by law each series of Securities shall be direct, unconditional and unsecured obligations of the Company and shall rank pari passu and ratably without preference among themselves and pari passu with all other unsecured and unsubordinated obligations of the Company. There shall be established in one or more Board Resolutions or pursuant to authority granted by one or more Board Resolutions, subject to Section 3.03, set forth in, or determined in the manner provided in, an Officer's Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series, any or all of the following, as applicable (each of which (except for the matters set forth in clauses 3.01 (a), (b) and (q) below), if so provided, may be determined from time to time by the Company with respect to unissued Securities of the series and set forth in such Securities of the series when issued from time to time):

     (a) the title of the Securities of the series (which shall distinguish the Securities of the series from all other series of Securities);

     (b) any limit upon the aggregate principal amount of the Securities of the series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 3.04, 3.05, 3.06, 9.06, 11.07 or 13.05);

     (c) the date or dates, or method for the determination of the date or dates, on which the principal of, and any premium on, the debt securities will be payable and the portion (if less than the principal amount) to be payable upon a declaration of acceleration of maturity;

     (d) the rate or rates (whether fixed or variable) at which the Securities of the series shall bear interest, if any, or the method by which such rate or rates shall be determined, the date or dates from which such interest shall accrue, or the method by which such date or dates shall be determined, the Interest Payment Dates on which such interest shall be payable and the Regular Record Date, if any, for the interest payable on any Registered Security on any Interest Payment Date, or the method by which such date or dates shall be determined, and the basis upon which interest shall be calculated if other than on the basis of a 360-day year of twelve 30-day months;

     (e) the place or places, if any, other than or in addition to the Corporate Trust Office, where the principal of (and premium, if any) and interest, if any, on Securities of the series shall be payable, where any Registered Securities of the series may be surrendered for registration of transfer, where Securities of the series may be surrendered for exchange, where Securities of the series that are convertible or exchangeable may be surrendered for conversion or exchange, as applicable, and, if different than the location specified in

          Section 1.05, the place or places where notices or demands to or upon the Company in respect of the Securities of the series and this Indenture may be served and the extent to which, or the manner in which, any interest payment or Additional Amounts on a global Security on an Interest Payment Date will be paid;

     (f) the period or periods within which, the price or prices at which, the Currency in which, and the terms and conditions upon which Securities of the series may or must be redeemed, repaid or purchased, in whole or in part, at the option of the Company, if the Company is to have that option;

     (g) the obligation, if any, of the Company to redeem, repay or purchase Securities of the series pursuant to any sinking fund or analogous provision or at the option of a Holder thereof, and the period or periods within which, the price or prices at which, the Currency in which, and other terms and conditions upon which Securities of the series shall be redeemed, repaid or purchased, in whole or in part, pursuant to such obligation;

     (h) if other than denominations of $1,000 and any integral multiple thereof, the denomination or denominations in which any Registered Securities of the series shall be issuable and, if other than denominations of $1,000, the denomination or denominations in which any Bearer Securities of the series shall be issuable;

     (i) if other than the Trustee, the identity of each Security Registrar and/or Paying Agent;

     (j) if other than the principal amount thereof, the portion of the principal amount of Securities of the series that shall be payable upon declaration of acceleration of the Maturity thereof pursuant to
          Section 5.02 or the method by which such portion shall be determined;

     (k) if other than Dollars, the Currency in which payment of the principal of (or premium, if any) or interest, if any, on the Securities of the series shall be payable or in which the Securities of the series shall be denominated and the particular provisions applicable thereto in accordance with, in addition to or in lieu of any of the provisions of
          Section 3.12;

     (l) whether the amount of payments of principal of (or premium, if any) or interest, if any, on the Securities of the series may be determined with reference to an index, formula or other method (which index, formula or method may be based, without limitation, on one or more Currencies, commodities, equity indices or other indices), and the manner in which such amounts shall be determined;

     (m) whether the principal of (or premium, if any) or interest, if any, on the Securities of the series are to be payable, at the election of the Company or a Holder thereof, in a Currency other than that in which such Securities are denominated or stated to be payable, the period or periods within which (including the Election Date), and the terms and conditions upon which, such election may be made, and the time and manner of determining the exchange rate between the Currency in which such Securities are denominated or stated to be payable and the Currency in which such Securities are to be so payable, in each case in accordance with, in addition to or in lieu of any of the provisions of Section 3.12;

     (n)  the designation of the initial Exchange Rate Agent, if any;

     (o) the applicability, if any, of Sections 14.02 and/or 14.03 to the Securities of the series and any provisions in modification of, in addition to or in lieu of any of the provisions of Article Fourteen that shall be applicable to the Securities of the series;

     (p) provisions, if any, granting special rights to the Holders of Securities of the series upon the occurrence of such events as may be specified;

     (q) any deletions from, modifications of or additions to the Events of Default or covenants (including any deletions from, modifications of or additions to Section 10.07) of the Company with respect to Securities of the series, whether or not such Events of Default or covenants are consistent with the Events of Default or covenants set forth herein;

     (r) whether Securities of the series are to be issuable as Registered Securities, Bearer Securities (with or without coupons) or both, any restrictions applicable to the offer, sale or delivery of Bearer Securities, whether any Securities of the series are to be issuable initially in temporary global form and whether any Securities of the series are to be issuable in permanent global form with or without coupons and, if so, whether beneficial owners of interests in any such permanent global Security may exchange such interests for Securities of such series and of like tenor of any authorized form and denomination and the circumstances under which any such exchanges may occur, if other than in the manner provided in Section 3.05, whether Registered Securities of the series may be exchanged for Bearer Securities of the series (if permitted by applicable laws and regulations), whether Bearer Securities of the series may be exchanged for Registered Securities of such series, and the circumstances under which and the place or places where any such exchanges may be made and if Securities of the series are to be issuable in global form, the identity of any initial depositary therefor if other than The Depository Trust Company;

     (s) the date as of which any Bearer Securities of the series and any temporary global Security representing Outstanding Securities of the series shall be dated if other than the date of original issuance of the first Security of the series to be issued;

     (t) the Person to whom any interest on any Registered Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, the manner in which, or the Person to whom, any interest on any Bearer Security of the series shall be payable, if otherwise than upon presentation and surrender of the coupons appertaining thereto as they severally mature, and the extent to which, or the manner in which, any interest payable on a temporary global Security on an Interest Payment Date will be paid if other than in the manner provided in Section 3.04;

     (u) if Securities of the series are to be issuable in definitive form (whether upon original issue or upon exchange of a temporary Security of such series) only upon receipt of certain certificates or other documents or satisfaction of other conditions, the form and/or terms of such certificates, documents or conditions;

     (v) if the Securities of the series are to be issued upon the exercise of warrants, the time, manner and place for such Securities to be authenticated and delivered;

     (w) the date referred to in Section 11.08 that shall be applicable with respect to the Securities of such series and any deletions from, modifications of or additions to Sections 10.05 or 11.08 with respect to the Securities of such series, or a statement to the effect that either or both of Sections 10.05 or 11.08 shall not be applicable with respect to the Securities of such series;

     (x) if the Securities of the series are to be convertible into or exchangeable for any securities of any Person (including the Company), the terms and conditions upon which such Securities will be so convertible or exchangeable; and

     (y) any other terms, conditions, rights and preferences (or limitations on such rights and preferences) relating to the series (which terms shall not be inconsistent with the requirements of the Trust Indenture Act or the provisions of this Indenture), including covenants and events of default that apply only to a particular series of the Securities that do not apply generally to other Securities or to a particular series of Securities.

     All Securities of any one series and the coupons appertaining to any Bearer Securities of such series shall be substantially identical except, in the case of Registered Securities, as to denomination and except as may otherwise be provided in or pursuant to such Board Resolution (subject to Section 3.03) and set forth in such Officer's Certificate or in any such indenture supplemental hereto. Not all Securities of any one series need be issued at the same time, and, unless otherwise provided, a series may be reopened for issuances of additional Securities of such series.

     If any of the terms of the series are established by action taken pursuant to one or more Board Resolutions, such Board Resolutions shall be delivered to the Trustee at or prior to the delivery of the Officer's Certificate setting forth the terms of the series.

3.02     Denominations.

     The Securities of each series shall be issuable in such denominations as shall be specified as contemplated by Section 3.01. With respect to Securities of any series denominated in Dollars, in the absence of any such provisions, the Registered Securities of such series, other than Registered Securities issued in global form (which may be of any denomination), shall be issuable in denominations of $1,000 and any integral multiple thereof and the Bearer Securities of such series, other than the Bearer Securities issued in global form (which may be of any denomination), shall be issuable in a denomination of $1,000.

3.03     Execution, Authentication, Delivery and Dating.

     The Securities and any coupons appertaining thereto shall be executed on behalf of the Company by any one of its Chief Executive Officer, any President or Vice President, the Secretary or the Treasurer of the Company. The signature of any of these officers on the Securities or coupons may be the manual or facsimile signatures of the present or any future such authorized officer and may be imprinted or otherwise reproduced on the Securities.

     Securities or coupons bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities or coupons.

     At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series together with any coupon appertaining thereto, executed by the Company, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities; provided, however, that, in connection with its original issuance, no Bearer Security shall be mailed or otherwise delivered to any location in the United States or Canada; and provided further that, unless otherwise specified with respect to any series of Securities pursuant to Section 3.01, a Bearer Security may be delivered in connection with its original issuance only if the Person entitled to receive such Bearer Security shall have furnished a certificate in the form set forth in Exhibit A-1 to this Indenture, dated no earlier than 15 days prior to the earlier of the date on which such Bearer Security is delivered and the date on which any temporary Security first becomes exchangeable for such Bearer Security in accordance with the terms of such temporary Security and this Indenture. If any Security shall be represented by a permanent global Bearer Security, then, for purposes of this Section and Section 3.04, the notation of a beneficial owner's interest therein upon original issuance of such Security or upon exchange of a portion of a temporary global Security shall be deemed to be delivery in connection with its original issuance of such beneficial owner's interest in such permanent global Security. Except as permitted by Section 3.06, the Trustee shall not authenticate and deliver any Bearer Security unless all appurtenant coupons for interest then matured have been detached and cancelled. If not all the Securities of any series are to be issued at one time and if the Board Resolution or supplemental indenture establishing such series shall so permit, such Company Order may set forth procedures acceptable to the Trustee for the issuance of such Securities and determining terms of particular Securities of such series such as interest rate, stated maturity, date of issuance and date from which interest shall accrue.

     In authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to TIA Sections 315(a) through 315(d)) shall be fully protected in relying upon, an Opinion or Opinions of Counsel of the Company stating:

     (a) if the form or forms of such Securities and any coupons have been established by or pursuant to Board Resolution as permitted by Section 2.01, that such form or forms and any coupons have been established in conformity with the provisions of this Indenture;

     (b) if the terms of such Securities and any coupons have been established by or pursuant to Board Resolution as permitted by Section 3.01, that such form or forms and any coupons have been established in conformity with the provisions of this Indenture;

     (c) that such Securities, together with any coupons appertaining thereto when completed by appropriate insertions and executed and delivered by the Company to the Trustee for authentication in accordance with this Indenture, authenticated and delivered by the Trustee in accordance with this Indenture and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute the legal, valid and binding obligations of the Company enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization and other similar laws of general applicability relating to or affecting the enforcement of creditors' rights, to general equitable principles and to such other qualifications as such counsel shall conclude do not materially affect the rights of Holders of such Securities and any coupons;

     (d) that the Company has the corporate power to issue such Securities and any coupons and has duly taken all necessary corporate action with respect to such issuance; and

     (e) that the issuance of such Securities and any coupons will not contravene the articles of incorporation or by-laws of the Company.

     Notwithstanding the provisions of Section 3.01 and of the preceding two paragraphs, if not all the Securities of any series are to be issued at one time, it shall not be necessary to deliver the Officer's Certificate otherwise required pursuant to Section 3.01 or the Company Order and Opinion of Counsel otherwise required pursuant to the preceding two paragraphs prior to or at the time of issuance of each Security, but such documents shall be delivered prior to or at the time of issuance of the first Security of such series.

     The Trustee shall not be required to authenticate and deliver any such Securities if the issue of such Securities pursuant to this Indenture will adversely affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

     Each Registered Security shall be dated the date of its authentication and each Bearer Security shall be dated as of the date specified as contemplated by
Section 3.01.

     No Security or coupon endorsed thereon shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of an authorized officer, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in
Section 3.10 together with a written statement (which need not comply with Section 1.02 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

3.04     Temporary Securities.

     Pending the preparation of definitive Securities of any series, the Company may execute, and upon receipt of a Company Order, the Trustee shall authenticate and deliver, temporary Securities that are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued, in registered form or, if authorized, in bearer form with one or more coupons or without coupons with such appropriate insertions, omissions, substitutions and other variations as the officers of the Company may determine, as conclusively evidenced by their execution of such Securities. Such temporary Securities may be in global form.

     Except in the case of temporary Securities in global form (which shall be exchanged in accordance with the provisions of the following paragraphs), if temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series (accompanied by any unmatured coupons appertaining thereto), the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of the same series of authorized denominations and of like tenor and evidencing the same indebtedness; provided, however, that no definitive Bearer Security shall be delivered in exchange for a temporary Registered Security; and provided further that a definitive Bearer Security shall be delivered in exchange for a temporary Bearer Security only in compliance with the conditions set forth in Section 3.03. Until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

     If temporary Securities of any series are issued in global form, any such temporary global Security shall, unless otherwise provided therein, be delivered to the London, England office of a depositary or common depositary (the "Common Depositary"), for the benefit of Euroclear and

Clearstream, for credit to the respective accounts of the beneficial owners of such Securities (or to such other accounts as they may direct).

     Without unnecessary delay, but in any event not later than the date specified in, or determined pursuant to the terms of, any such temporary global Security (the "Exchange Date"), the Company shall deliver to the Trustee definitive Securities, in aggregate principal amount equal to the principal amount of such temporary global Security and evidencing the same indebtedness, executed by the Company. On or after the Exchange Date, such temporary global Security shall be surrendered by the Common Depositary to the Trustee, as the Company's agent for such purpose, to be exchanged, in whole or from time to time in part, for definitive Securities without charge, and the Trustee shall authenticate and deliver, in exchange for each portion of such temporary global Security, an equal aggregate principal amount of definitive Securities of the same series of authorized denominations and of like tenor and evidencing the same indebtedness as the portion of such temporary global Security to be exchanged. The definitive Securities to be delivered in exchange for any such temporary global Security shall be in bearer form, registered form, permanent global bearer form or permanent global registered form, or any combination thereof, as specified as contemplated by Section 3.01, and, if any combination thereof is so specified, as requested by the beneficial owner thereof; provided, however, that, unless otherwise specified in such temporary global Security, upon such presentation by the Common Depositary, such temporary global Security is accompanied by a certificate dated the Exchange Date or a subsequent date and signed by Euroclear as to the portion of such temporary global Security held for its account then to be exchanged and a certificate dated the Exchange Date or a subsequent date and signed by Clearstream as to the portion of such temporary global Security held for its account then to be exchanged, each in the form set forth in Exhibit A-2 to this Indenture (or in such other form as may be established pursuant to Section 3.01); and provided further that definitive Bearer Securities shall be delivered in exchange for a portion of a temporary global Security only in compliance with the requirements of Section 3.03.

     Unless otherwise specified in such temporary global Security, the interest of a beneficial owner of Securities of a series in a temporary global Security shall be exchanged for definitive Securities of the same series and of like tenor and evidencing the same indebtedness following the Exchange Date when the account holder instructs Euroclear or Clearstream, as the case may be, to request such exchange on his or her behalf and delivers to Euroclear or Clearstream, as the case may be, a certificate in the form set forth in Exhibit A-1 to this Indenture (or in such other form as may be established pursuant to Section 3.01), dated no earlier than 15 days prior to the Exchange Date, copies of which certificate shall be available from the offices of Euroclear and Clearstream, the Trustee, any Authenticating Agent appointed for such series of Securities and each Paying Agent. Unless otherwise specified in such temporary global Security, any such exchange shall be made free of charge to the beneficial owners of such temporary global Security, except that a Person receiving definitive Securities must bear the cost of insurance, postage, transportation and the like in the event that such Person does not take delivery of such definitive Securities in person at the offices of Euroclear or Clearstream. Definitive Securities in bearer form to be delivered in exchange for any portion of a temporary global Security shall be delivered only outside the United States and Canada.

     Until exchanged in full as hereinabove provided, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of the same series and of like tenor and evidencing the same indebtedness authenticated and delivered hereunder, except that, unless otherwise specified as contemplated by Section 3.01, interest payable on a temporary global Security on an Interest Payment Date for Securities of such series occurring prior to the applicable Exchange Date shall be payable to Euroclear and Clearstream on such Interest Payment

Date upon delivery by Euroclear and Clearstream to the Trustee of a certificate or certificates in the form set forth in Exhibit A-2 to this Indenture (or in such other form as may be established pursuant to Section 3.01), for credit without further interest thereon on or after such Interest Payment Date to the respective accounts of the Persons who are the beneficial owners of such temporary global Security on such Interest Payment Date and who have each delivered to Euroclear or Clearstream, as the case may be, a certificate dated no earlier than 15 days prior to the Interest Payment Date occurring prior to such Exchange Date in the form set forth in Exhibit A-1 to this Indenture (or in such other form as may be established pursuant to Section 3.01). Notwithstanding anything to the contrary herein contained, the certifications made pursuant to this paragraph shall satisfy the certification requirements of the preceding two paragraphs of this Section and of the third paragraph of Section 3.03 of this Indenture and the interests of the Persons who are the beneficial owners of the temporary global Security with respect to which such certification was made will be exchanged for definitive Securities of the same series and of like tenor and evidencing the same indebtedness on the Exchange Date or the date of certification if such date occurs after the Exchange Date, without further act or deed by such beneficial owners. Except as otherwise provided in this paragraph, no payments of principal (or premium, if any) or interest, if any, owing with respect to a beneficial interest in a temporary global Security will be made unless and until such interest in such temporary global Security shall have been exchanged for an interest in a definitive Security. Any interest so received by Euroclear and Clearstream and not paid as herein provided shall be returned to the Trustee no later than one month prior to the expiration of two years after such Interest Payment Date in order to be repaid to the Company in accordance with Section 10.03.

3.05     Registration, Registration of Transfer and Exchange.

     The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register for each series of Securities issued by the Company (the registers maintained in the Corporate Trust Office of the Trustee and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Registered Securities and of transfers of Registered Securities. The Security Register shall be in written form or any other form capable of being converted into written form within a reasonable time. At all reasonable times, the Security Register shall be open to inspection by the Trustee. The Trustee is hereby initially appointed as security registrar (the "Security Registrar") for the purpose of registering Registered Securities and transfers of Registered Securities as herein provided. The Company shall have the right to remove and replace from time to time the Security Registrar for any series of Securities; provided, however, that no such removal or replacement shall be effective until a successor Security Registrar with respect to such series of Registered Securities shall have been appointed by the Company and shall have accepted such appointment by the Company. In the event that the Trustee shall not be or shall cease to be the Security Registrar with respect to a series of Securities, it shall have the right to examine the Security Register for such series at all reasonable times. There shall be only one Security Register for each series of Securities.

     Upon surrender for registration of transfer of any Registered Security of any series at the office or agency in a Place of Payment for that series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee, one or more replacement Registered Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor and evidencing the same indebtedness.

     At the option of the Holder, Registered Securities of any series may be exchanged for other replacement Registered Securities of the same series, of any authorized denomination and of a like aggregate principal amount and tenor and evidencing the same indebtedness, upon surrender of the Registered Securities to be exchanged at such office or agency. Whenever any Registered Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Registered Securities which the Holder making the exchange is entitled to receive. Unless otherwise specified with respect to any series of Securities as contemplated by Section 3.01, Bearer Securities may not be issued in exchange for replacement Registered Securities.

     If (but only if) expressly permitted in or pursuant to the applicable Board Resolution and (subject to Section 3.03) set forth in the applicable Officer's Certificate, or in any indenture supplemental hereto, delivered as contemplated by Section 3.01, at the option of the Holder, Bearer Securities of any series may be exchanged for replacement Registered Securities of the same series of any authorized denomination and of a like aggregate principal amount and tenor, upon surrender of the Bearer Securities to be exchanged at any such office or agency, with all unmatured coupons and all matured coupons in default thereto appertaining. If the Holder of a Bearer Security is unable to produce any such unmatured coupon or coupons or matured coupon or coupons in default, any such permitted exchange may be effected if the Bearer Securities are accompanied by payment in funds acceptable to the Company in an amount equal to the face amount of such missing coupon or coupons, or the surrender of such missing coupon or coupons may be waived by the Company and the Trustee if there is furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to any Paying Agent any such missing coupon in respect of which such a payment shall have been made with respect to the other Securities of the same series, such Holder shall be entitled to receive the amount of such payment; provided, however, that, except as otherwise provided in Section 10.02, interest represented by coupons shall be payable only upon presentation and surrender of those coupons at an office or agency located outside the United States. Notwithstanding the foregoing, in case a Bearer Security of any series is surrendered at any such office or agency in a permitted exchange for a Registered Security of the same series and like tenor after the close of business at such office or agency on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the coupon relating to such Interest Payment Date or proposed date for payment, as the case may be, and interest or Defaulted Interest, as the case may be, will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such coupon when due in accordance with the provisions of this Indenture.

     Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities that the Holder making the exchange is entitled to receive.

     Notwithstanding the foregoing, except as otherwise specified as contemplated by Section 3.01, any permanent global Security shall be exchangeable only as provided in this paragraph and the two following paragraphs. If any beneficial owner of an interest in a permanent global Security is entitled to exchange such interest for Securities of such series and of like tenor and principal amount of another authorized form and denomination, as specified as contemplated by Section 3.01 and provided that any applicable notice provided in the permanent global Security shall have been given, then without unnecessary delay but in any event not later than the earliest date on which such interest may be so exchanged, the Company shall deliver to the Trustee definitive Securities in aggregate principal amount equal to the principal amount of such beneficial owner's interest in such permanent global Security, executed by the Company. On or after the earliest date on which such interests may be so exchanged, such permanent global Security shall be surrendered by the Common Depositary or such other depositary as shall be specified in the Company Order with respect thereto to the Trustee, as the Company's agent for such purpose, to be exchanged, in whole or from time to time in part, for definitive Securities without charge, and the Trustee shall authenticate and deliver, in exchange for each portion of such permanent global Security, an equal aggregate principal amount of definitive Securities of the same series of authorized denominations and of like tenor and evidencing the same indebtedness as the portion of such permanent global Security to be exchanged which, unless the Securities of the series are not issuable both as Bearer Securities and as Registered Securities, as specified as contemplated by
Section 3.01, shall be in the form of Bearer Securities or Registered Securities, or any combination thereof, as shall be specified by the beneficial owner thereof; provided, however, that no such exchanges may occur during a period beginning at the opening of business 15 days before any selection of Securities to be redeemed and ending on the relevant Redemption Date if the Security for which exchange is requested may be among those selected for redemption; and provided, further, that no Bearer Security delivered in exchange for a portion of a permanent global Security shall be mailed or otherwise delivered to any location in the United States or Canada. If a Registered Security is issued in exchange for any portion of a permanent global Security after the close of business at the office or agency where such exchange occurs on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of interest or Defaulted Interest, as the case may be, interest will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of such Registered Security, but will be payable on such Interest Payment Date or proposed date for payment, as the case may be, only to the Person to whom interest in respect of such portion of such permanent global Security is payable in accordance with the provisions of this Indenture.

     If at any time the Depositary for Securities of a series notifies the Company that it is unwilling or unable to continue as Depositary for Securities of such series or if at any time the Depositary for global Securities for such series shall no longer be registered under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation, the Company shall appoint a successor depositary with respect to the Securities for such series. If a successor to the Depositary for Securities is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such condition, as the case may be, the Company's election pursuant to Section 3.01 shall no longer be effective with respect to the Securities for such series and the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Securities of such series, will authenticate and deliver replacement Securities of such series in definitive registered form, in such authorized denominations and registered in such names as the Depositary shall direct, and in an aggregate principal amount equal to the principal amount of the global Security or Securities representing such series and evidencing the same indebtedness in exchange for such global Security or Securities to the beneficial owners. The provisions of the last sentence of the immediately preceding paragraph shall be applicable to any exchange pursuant to this paragraph.

     The Company may at any time and in its sole discretion determine that the Securities of any series issued in the form of one or more global Securities shall no longer be represented by such global Security or Securities. In such event the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Securities of such series, will authenticate and deliver replacement Securities of such series in definitive registered form, in such authorized denominations and registered in such names as the Company shall direct, and in an aggregate principal amount equal to the principal amount of the global Security or Securities representing such series and evidencing the same indebtedness in exchange for such global Security or Securities to the beneficial owners. The provisions of the last sentence of the second preceding paragraph shall be applicable to any exchange pursuant to this paragraph.

     Upon the exchange of a global Security for Securities in definitive registered form, such global Security shall be cancelled by the Trustee. Securities issued in exchange for a global Security pursuant to this Section shall be registered in such names and in such authorized denominations as the Depositary for such global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee in writing. The Trustee shall deliver such Securities to the Persons in whose names such Securities are so registered.

     All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

     Every Registered Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Security Registrar) be duly endorsed, or be accompanied by a written instrument of transfer, in form satisfactory to the Company and the Security Registrar, duly executed by the Holder thereof or his or her attorney duly authorized in writing.

     No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any transfer tax or other similar governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.04, 9.06, 11.07 and 13.05, not involving any transfer.

     Notwithstanding anything else herein, the Company shall not be required (i) to issue, register the transfer of or exchange Securities of, any series during a period beginning at the opening of business 15 days before the day of the selection for redemption of Securities of that series under Section 11.03 or
12.03 and ending at the close of business on (A) if Securities of the series are issuable only as Registered Securities, the day of the mailing of the relevant notice of redemption or (B) if Securities of the series are issuable as Bearer Securities, the day of the first publication of the relevant notice of redemption or, if Securities of the series are also issuable as Registered Securities and there is no publication, the mailing of the relevant notice of redemption, or (ii) to register the transfer of or exchange any Registered Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part, or (iii) to exchange any Bearer Security so selected for redemption except that such a Bearer Security may be exchanged for a Registered Security of that series and like tenor; provided that such Registered Security shall be simultaneously surrendered for redemption, or
(iv) to issue, register the transfer of or exchange any Security that has been surrendered for repayment at the option of the Holder, except the portion, if any, of such Security not to be so repaid.

3.06     Mutilated, Destroyed, Lost and Stolen Securities.

     If any mutilated Security or a Security with a mutilated coupon appertaining to it is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a replacement Security of the same series and of like tenor and principal amount and evidencing the same indebtedness and bearing a number not contemporaneously outstanding, with coupons corresponding to the coupons, if any, appertaining to the surrendered Security.

     If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security or coupon and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security or coupon has been acquired by a bona fide purchaser, the Company shall execute and upon a Company Order the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security or in exchange for the Security for which a destroyed, lost or stolen coupon appertains (with all appurtenant coupons not destroyed, lost or stolen), a replacement Security of the same series and of like tenor and principal amount and evidencing the same indebtedness and bearing a number not contemporaneously outstanding, with coupons corresponding to the coupons, if any, appertaining to such destroyed, lost or stolen Security or to the Security to which such destroyed, lost or stolen coupon appertains.

     Notwithstanding the provisions of the previous two paragraphs, in case any such mutilated, destroyed, lost or stolen Security or coupon has become or is about to become due and payable, the Company in its discretion may, instead of issuing a replacement Security, with coupons corresponding to the coupons, if any, appertaining to such mutilated, destroyed, lost or stolen Security or to the Security to which such mutilated, destroyed, lost or stolen coupon appertains, pay such Security or coupon; provided, however, that payment of principal of (and premium, if any) and interest, if any, on Bearer Securities shall, except as otherwise provided in Section 10.02, be payable only at an office or agency located outside the United States and Canada and, unless otherwise specified as contemplated by Section 3.01, any interest on Bearer Securities shall be payable only upon presentation and surrender of the coupons appertaining thereto.

     Upon the issuance of any replacement Security under this Section, the Company may require the payment of a sum sufficient to cover any transfer tax or other similar governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

     Every replacement Security of any series with its coupons, if any, issued pursuant to this Section in lieu of any mutilated, destroyed, lost or stolen Security or in exchange for a Security to which a mutilated, destroyed, lost or stolen coupon appertains, shall constitute a contractual obligation of the Company whether or not the mutilated, destroyed, lost or stolen Security and its coupons, if any, or the mutilated, destroyed, lost or stolen coupon shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series and their coupons, if any, duly issued hereunder.

     The  provisions of this  Section,  as amended or  supplemented  pursuant to
Section 3.01 of this Indenture with respect to particular Securities or generally, are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or coupons.

3.07 Payment of Principal and Interest; Interest Rights Preserved; Optional Interest Reset.

     (1) Unless otherwise provided as contemplated by Section 3.01 with respect to any series of Securities, interest, if any, on any Registered Security that is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name such Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest at the office or agency of the Company maintained for such purpose pursuant to Section 10.02; provided, however, that each instalment of the principal of, and premium, if any and interest, if any, on any Registered Security may at the Company's option be paid by (i) mailing a check for such interest, payable to or upon the written order of the Person entitled thereto pursuant to Section 3.09, to the address of such Person as it appears on the Security Register or (ii) wire transfer to an account located in the United States maintained by the payee of a Holder of $1,000,000 or more in aggregate principal amount of the Securities of such series (with wire transfer instructions provided to the Trustee not less than 15 days prior to payment of interest by wire transfer). Principal paid in relation to any Security at Maturity shall be paid to the Holder of such Security only upon presentation and surrender of such Security to any office or agency referred to in this Section 3.07(1).

     Unless otherwise provided as contemplated by Section 3.01 with respect to the Securities of any series, payment of interest, if any, may be made, in the case of a Bearer Security, by transfer to an account located outside the United States and Canada maintained by the payee, upon presentation and surrender of the coupons appertaining thereto.

     If so provided pursuant to Section 3.01 with respect to the Securities of any series, every permanent global Security of such series will provide that interest, if any, payable on any Interest Payment Date will be paid to each of Euroclear and Clearstream with respect to that portion of such permanent global Security held for its account by the Common Depositary, for the purpose of permitting each of Euroclear and Clearstream to credit the interest, if any, received by it in respect of such permanent global Security to the accounts of the beneficial owners thereof.

     Any interest on any Registered Security of any series that is payable, but is not punctually paid or duly provided for, on any Interest Payment Date shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such defaulted interest and, if applicable, interest on such Defaulted Interest (to the extent lawful) at the rate specified in the Securities of such series (such defaulted interest and, if applicable, interest thereon herein collectively called "Defaulted Interest") shall be paid by the Company, at its election in each case, as provided in clause (a) or (b) below:

     (a) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Registered Security of such series and the date of the proposed payment, and at the same time, the Company shall deposit with the Trustee an amount of money in the Currency in which the Securities of such series are payable (except as otherwise specified pursuant to Section 3.01 for the Securities of such series and except, if applicable, as provided in Sections 3.12(2), 3.12(4) and 3.12(5)) equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit on or prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest, which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be given in the manner provided in
          Section 1.06, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so given, such Defaulted Interest shall be paid to the Persons in whose name the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (b).

     (b) The Company may make payment of any Defaulted Interest on the Registered Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

     (2) The provisions of this Section 3.07(2) may be made applicable to any series of Securities pursuant to Section 3.01 (with such modifications, additions or substitutions as may be specified pursuant to such Section 3.01). The interest rate (or the spread or spread multiplier used to calculate such interest rate, if applicable) on any Security of such series may be reset by the Company on the date or dates specified on the face of such Security (each an "Optional Reset Date"). The Company may exercise such option with respect to such Security by notifying the Trustee of such exercise at least 50 but not more than 65 days prior to an Optional Reset Date for such Security, which notice shall specify the information to be included in the Reset Notice (as defined). Not later than 40 days prior to each Optional Reset Date, the Trustee shall transmit, in the manner provided for in Section 1.06, to the Holder of any such Security a notice (the "Reset Notice") indicating whether the Company has elected to reset the interest rate (or the spread or spread multiplier used to calculate such interest rate, if applicable), and if so (i) such new interest rate (or such new spread or spread multiplier, if applicable) and (ii) the provisions, if any, for redemption during the period from such Optional Reset Date to the next Optional Reset Date or if there is no such next Optional Reset Date, to the Stated Maturity Date of such Security (each such period a "Subsequent Interest Period"), including the date or dates on which, or the period or periods during which, and the price or prices at which such redemption may occur during the Subsequent Interest Period.

     Notwithstanding the foregoing, not later than 20 days prior to the Optional Reset Date, the Company may, at its option, revoke the interest rate (or the spread or spread multiplier used to calculate such interest rate, if applicable) provided for in the Reset Notice and establish an interest rate (or a spread or spread multiplier used to calculate such interest rate, if applicable) that is higher than the interest rate (or the spread or spread multiplier, if applicable) provided for in the Reset Notice, for the Subsequent Interest Period by causing the Trustee to transmit, in the manner provided for in Section 1.06, notice of such higher interest rate (or such higher spread or spread multiplier, if applicable) to the Holder of such Security. Such notice shall be irrevocable. All Securities with respect to which the interest rate (or the spread or spread multiplier used to calculate such interest rate, if applicable) is reset on an Optional Reset Date, and with respect to which the Holders of such Securities have not tendered such Securities for repayment (or have validly revoked any such tender) pursuant to the next succeeding paragraph, will bear such higher interest rate (or such higher spread or spread multiplier, if applicable).

     The Holder of any such Security will have the option to elect repayment by the Company of the principal of such Security on each Optional Reset Date at a price equal to the principal amount thereof plus interest accrued to such Optional Reset Date. In order to obtain repayment on an Optional Reset Date, the Holder must follow the procedures set forth in Article Thirteen for repayment at the option of Holders except that the period for delivery or notification to the Trustee shall be at least 25 but not more than 35 days prior to such Optional Reset Date and except that, if the Holder has tendered any Security for repayment pursuant to the Reset Notice, the Holder may, by written notice to the Trustee, revoke such tender for repayment until the close of business on the tenth day before such Optional Reset Date.

     Subject to the foregoing provisions of this Section and Section 3.05, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, that were carried by such other Security.

3.08     Optional Extension of Stated Maturity.

     The provisions of this Section 3.08 may be made applicable to any series of Securities pursuant to Section 3.01 (with such modifications, additions or substitutions as may be specified pursuant to such Section 3.01). The Stated Maturity of any Security of such series may be extended at the option of the Company for the period or periods specified on the face of such Security (each an "Extension Period") up to but not beyond the date (the "Final Maturity") set forth on the face of such Security. The Company may exercise such option with respect to any Security by notifying the Trustee of such exercise at least 45 but not more than 90 days prior to the Stated Maturity of such Security in effect prior to the exercise of such option (the "Original Stated Maturity"). If the Company exercises such option, the Trustee shall transmit, in the manner provided for in Section 1.06, to the Holder of such Security not later than 40 days prior to the Original Stated Maturity a notice (the "Extension Notice") indicating (i) the election of the Company to extend the Stated Maturity, (ii) the new Stated Maturity, (iii) the interest rate, if any, applicable to the Extension Period and (iv) the provisions, if any, for redemption during such Extension Period. Upon the Trustee's transmittal of the Extension Notice, the Stated Maturity of such Security shall be extended automatically and, except as modified by the Extension Notice and as described in the next paragraph, such Security will have the same terms as prior to the transmittal of such Extension Notice.

     Notwithstanding the foregoing, not later than 20 days before the Original Stated Maturity of such Security, the Company may, at its option, revoke the interest rate provided for in the Extension Notice and establish a higher interest rate for the Extension Period by causing the Trustee to transmit, in the manner provided for in Section 1.06 notice of such higher interest rate to the Holder of such Security. Such notice shall be irrevocable. All Securities with respect to which the Stated Maturity is extended will bear such higher interest rate.

     If the Company extends the Maturity of any Security, the Holder will have the option to elect repayment of such Security by the Company on the Original Stated Maturity at a price equal to the principal amount thereof, plus interest accrued to such date. In order to obtain repayment on the Original Stated Maturity once the Company has extended the Maturity thereof, the Holder must follow the procedures set forth in Article Thirteen for repayment at the option of Holders, except that the period for delivery or notification to the Trustee shall be at least 25 but not more than 35 days prior to the Original Stated Maturity and except that, if the Holder has tendered any Security for repayment pursuant to an Extension Notice, the Holder may by written notice to the Trustee revoke such tender for repayment until the close of business on the tenth day before the Original Stated Maturity.

3.09     Persons Deemed Owners.

     Prior to due presentment of a Registered Security for registration of transfer, the Company, the Trustee and any agent of either of the foregoing may treat the Person in whose name such Registered Security is registered as the owner of such Registered Security for all purposes, including the purpose of receiving payment of principal of (and premium, if any) and (subject to Sections
3.05 and 3.07) interest, if any, on such Security and for all other purposes whatsoever (other than the payment of Additional Amounts, if any), whether or not such Security be overdue, and none of the Company, the Trustee nor any agent of either of the foregoing shall be affected by notice to the contrary.

     Title to any Bearer Security and any coupons appertaining thereto shall pass by delivery. The Company, the Trustee and any agent of either of the foregoing may treat the bearer of any Bearer Security and the bearer of any coupon as the absolute owner of such Security or coupon for all purposes, including the purpose of receiving payment thereof or on account thereof and for all other purposes whatsoever, whether or not such Security or coupons be overdue, and none of the Company, the Trustee or any agent of any of the foregoing shall be affected by notice to the contrary.

     None of the Company, the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Security in global form or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

     Notwithstanding the foregoing, with respect to any global Security, nothing herein shall prevent the Company, the Trustee, or any agent of any of the foregoing from giving effect to any written certification, proxy or other authorization furnished by any depositary, as a Holder, with respect to such global Security or impair, as between such depositary and owners of beneficial interests in such global Security, the operation of customary practices governing the exercise of the rights of such depositary (or its nominee) as Holder of such global Security.

3.10     Cancellation.

     All Securities and coupons surrendered for payment, redemption, repayment at the option of the Holder, registration of transfer or exchange or for credit against any current or future sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee. All Securities and coupons so delivered to the Trustee shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder, which the Company has not issued and sold, and all Securities so delivered shall be promptly cancelled by the Trustee. If the Company shall so acquire any of the Securities, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are surrendered to the Trustee for cancellation. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of by the Trustee in accordance with its customary procedures and certification of their disposal delivered to the Company unless by Company Order the Company shall direct that cancelled Securities be returned to it.

3.11     Computation of Interest.

     Except as otherwise specified as contemplated by Section 3.01 with respect to any Securities, interest, if any, on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months. For the purposes of disclosure under the Interest Act (Canada), the yearly rate of interest to which interest calculated under a Security for any period in any calendar year (the "calculation period") is equivalent, is the rate payable under a Security in respect of the calculation period multiplied by a fraction the numerator of which is the actual number of days in such calendar year and the denominator of which is the actual number of days in the calculation period.

3.12     Currency and Manner of Payments in Respect of Securities.

     (1) With respect to Registered Securities of any series not permitting the election provided for in paragraph (2) below or the Holders of which have not made the election provided for in paragraph (2) below, and with respect to Bearer Securities of any series, except as provided in paragraph (4) below, payment of the principal of (and premium, if any) and interest, if any, on any Registered or Bearer Security of such series will be made in the Currency in which such Registered Security or Bearer Security, as the case may be, is payable. The provisions of this Section 3.12 may be modified or superseded with respect to any Securities pursuant to Section 3.01.

     (2) It may be provided pursuant to Section 3.01 with respect to Registered Securities of any series that Holders shall have the option, subject to paragraphs (4) and (5) below, to receive payments of principal of (or premium, if any) or interest, if any, on such Registered Securities in any of the Currencies that may be designated for such election by delivering to the Trustee a written election with signature guarantees and in the applicable form established pursuant to Section 3.01, not later than the close of business on the Election Date immediately preceding the applicable payment date. If a Holder so elects to receive such payments in any such Currency, such election will remain in effect for such Holder or any transferee of such Holder until changed by such Holder or such transferee by written notice to the Trustee (but any such change must be made not later than the close of business on the Election Date immediately preceding the next payment date to be effective for the payment to be made on such payment date and no such change of election may be made with respect to payments to be made on any Registered Security of such series with respect to which an Event of Default has occurred or with respect to which the Company has deposited funds pursuant to Article Four or Article Fourteen or with respect to which a notice of redemption has been given by the Company or a notice of option to elect repayment has been sent by such Holder or such transferee). Any Holder of any such Registered Security who shall not have delivered any such election to the Trustee not later than the close of business on the applicable Election Date will be paid the amount due on the applicable payment date in the relevant Currency as provided in Section 3.12(1). The Trustee shall notify the Exchange Rate Agent as soon as practicable after the Election Date of the aggregate principal amount of Registered Securities for which Holders have made such written election.

     (3) Unless otherwise specified pursuant to Section 3.01, if the election referred to in paragraph (2) above has been provided for pursuant to Section 3.01, then, unless otherwise specified pursuant to Section 3.01, not later than the fourth Business Day after the Election Date for each payment date for Registered Securities of any series, the Exchange Rate Agent will deliver to the Company a written notice specifying, in the Currency in which Registered
Securities of such series are payable, the respective aggregate amounts of principal of (and premium, if any) and interest, if any, on the Registered Securities to be paid on such payment date, specifying the amounts in such
Currency so payable in respect of the Registered Securities as to which the Holders of Registered Securities of such series shall have elected to be paid in another Currency as provided in paragraph (2) above. If the election referred to in paragraph (2) above has been provided for pursuant to Section 3.01 and if at least one Holder has made such election, then, unless otherwise specified pursuant to Section 3.01, on the second Business Day preceding such payment date the Company will deliver to the Trustee for such series of Registered Securities an Exchange Rate Officer's Certificate in respect of the Dollar or Foreign Currency payments to be made on such payment date. Unless otherwise specified pursuant to Section 3.01, the Dollar or Foreign Currency amount receivable by Holders of Registered Securities who have elected payment in a Currency as provided in paragraph (2) above shall be determined by the Company on the basis of the applicable Market Exchange Rate in effect on the third Business Day (the "Valuation Date") immediately preceding each payment date, and such determination shall be conclusive and binding for all purposes, absent manifest error.

     (4) If a Conversion Event occurs with respect to a Foreign Currency in which any of the Securities are denominated or payable other than pursuant to an election provided for pursuant to paragraph (2) above, then with respect to each date for the payment of principal of (and premium, if any) and interest, if any, on the applicable Securities denominated or payable in such Foreign Currency occurring after the last date on which such Foreign Currency was used (the "Conversion Date"), the Dollar shall be the Currency of payment for use on each such payment date. Unless otherwise specified pursuant to Section 3.01, the Dollar amount to be paid by the Company to the Trustee and by the Trustee or any Paying Agent to the Holders of such Securities with respect to such payment date shall be, in the case of a Foreign Currency other than a currency unit, the Dollar Equivalent of the Foreign Currency or, in the case of a currency unit, the Dollar Equivalent of the currency unit, in each case as determined by the Exchange Rate Agent in the manner provided in paragraphs (6) or (7) below.

     (5) Unless otherwise specified pursuant to Section 3.01, if the Holder of a Registered Security denominated in any Currency shall have elected to be paid in another Currency as provided in paragraph (2) above, and a Conversion Event occurs with respect to such elected Currency, such Holder shall receive payment in the Currency in which payment would have been made in the absence of such election; and if a Conversion Event occurs with respect to the Currency in which payment would have been made in the absence of such election, such Holder shall receive payment in Dollars as provided in paragraph (4) above.

     (6) The "Dollar Equivalent of the Foreign Currency" shall be determined by the Exchange Rate Agent and shall be obtained for each subsequent payment date by converting the specified Foreign Currency into Dollars at the Market Exchange Rate on the Conversion Date.

     (7) The "Dollar Equivalent of the Currency Unit" shall be determined by the Exchange Rate Agent and subject to the provisions of paragraph (8) below shall be the sum of each amount obtained by converting the Specified Amount of each Component Currency into Dollars at the Market Exchange Rate for such Component Currency on the Valuation Date with respect to each payment.

     (8) For purposes of this Section 3.12 the following terms shall have the following meanings:

          A "Component Currency" shall mean any Currency that, on the Conversion Date, was a component currency of the relevant currency unit, including, but not limited to, the Euro.

          A "Specified Amount" of a Component Currency shall mean the number of units of such Component Currency or fractions thereof that were represented in the relevant currency unit, including, but not limited to, the Euro, on the Conversion Date. If after the Conversion Date the official unit of any Component Currency is altered by way of combination or subdivision, the Specified Amount of such Component Currency shall be divided or multiplied in the same proportion. If after the Conversion Date two or more Component Currencies are consolidated into a single currency, the respective Specified Amounts of such Component Currencies shall be replaced by an amount in such single Currency equal to the sum of the respective Specified Amounts of such consolidated Component Currencies expressed in such single Currency, and such amount shall thereafter be a Specified Amount and such single Currency shall thereafter be a Component Currency. If after the Conversion Date any Component Currency shall be divided into two or more currencies, the Specified Amount of such Component Currency shall be replaced by amounts of such two or more currencies, having an aggregate Dollar Equivalent value at the Market Exchange Rate on the date of such replacement equal to the Dollar Equivalent value of the Specified Amount of such former Component Currency at the Market Exchange Rate immediately before such division and such amounts shall thereafter be Specified Amounts and such currencies shall thereafter be Component Currencies. If, after the Conversion Date of the relevant currency unit, including, but not limited to, the Euro, a Conversion Event (other than any event referred to above in this definition of "Specified Amount") occurs with respect to any Component Currency of such currency unit and is continuing on the applicable Valuation Date, the Specified Amount of such Component Currency shall, for purposes of calculating the Dollar Equivalent of the Currency Unit, be converted into Dollars at the Market Exchange Rate in effect on the Conversion Date of such Component Currency.

          "Election Date" shall mean the date for any series of Registered Securities as specified pursuant to clause (m) of Section 3.01 by which the written election referred to in paragraph (2) above may be made.

     All decisions and determinations of the Exchange Rate Agent regarding the Dollar Equivalent of the Foreign Currency, the Dollar Equivalent of the Currency Unit, the Market Exchange Rate and changes in the Specified Amounts as specified above shall be in its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and irrevocably binding upon the Company, the Trustee and all Holders of such Securities denominated or payable in the relevant Currency. The Exchange Rate Agent shall promptly give written notice to the Company and the Trustee of any such decision or determination.

     In the event that the Company determines in good faith that a Conversion Event has occurred with respect to a Foreign Currency, the Company will immediately thereafter give written notice thereof to the Trustee and to the Exchange Rate Agent (and the Trustee will promptly thereafter give notice in the manner provided for in Section 1.06 to the affected Holders) specifying the Conversion Date. In the event the Company so determines that a Conversion Event has occurred with respect to the Euro or any other currency unit in which Securities are denominated or payable, the Company will immediately give written notice thereof to the Trustee and to the Exchange Rate Agent (and the Trustee will promptly thereafter give notice in the manner provided for in Section 1.06 to the affected Holders) specifying the Conversion Date and the Specified Amount of each Component Currency on the Conversion Date. In the event the Company determines in good faith that any subsequent change in any Component Currency as set forth in the definition of Specified Amount above has occurred, the Company will similarly give written notice to the Trustee and the Exchange Rate Agent.

     The Trustee shall be fully justified and protected in relying and acting upon information received by it from the Company and the Exchange Rate Agent and shall not otherwise have any duty or obligation to determine the accuracy or validity of such information independent of the Company or the Exchange Rate Agent.

3.13     Appointment and Resignation of Successor Exchange Rate Agent.

     (1) Unless otherwise specified pursuant to Section 3.01, if and so long as the Securities of any series (i) are denominated in a Currency other than Dollars or (ii) may be payable in a Currency other than Dollars, or so long as it is required under any other provision of this Indenture, then the Company will maintain with respect to each such series of Securities, or as so required, at least one Exchange Rate Agent. The Company will cause the Exchange Rate Agent to make the necessary foreign exchange determinations at the time and in the manner specified pursuant to Section 3.01 for the purpose of determining the applicable rate of exchange and, if applicable, for the purpose of converting the issued Currency into the applicable payment Currency for the payment of principal (and premium, if any) and interest, if any, pursuant to Section 3.12.

     (2) The Company shall have the right to remove and replace from time to time the Exchange Rate Agent for any series of Securities. No resignation of the Exchange Rate Agent and no appointment of a successor Exchange Rate Agent pursuant to this Section shall become effective until the acceptance of appointment by the successor Exchange Rate Agent as evidenced by a written instrument delivered to the Company and the Trustee.

     (3) If the Exchange Rate Agent shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Exchange Rate Agent for any cause with respect to the Securities of one or more series, the Company, by or pursuant to a Board Resolution, shall promptly appoint a successor Exchange Rate Agent or Exchange Rate Agents with respect to the Securities of that or those series (it being understood that any such successor Exchange Rate Agent may be appointed with respect to the Securities of one or more or all of such series and that, unless otherwise specified pursuant to Section 3.01, at any time there shall only be one Exchange Rate Agent with respect to the Securities of any particular series that are originally issued by the Company on the same date and that are initially denominated and/or payable in the same Currency).

                                  ARTICLE FOUR
                           SATISFACTION AND DISCHARGE

4.01     Satisfaction and Discharge of Indenture.

     This Indenture shall upon Company Request cease to be of further effect with respect to any series of Securities issued by the Company specified in such Company Request (except as to any surviving rights of registration of transfer or exchange of Securities of such series expressly provided for herein or pursuant hereto and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture as to such series when:

     (a) either:

          (i) all Securities of such series theretofore authenticated and delivered and all coupons, if any, appertaining thereto (other than (i) coupons appertaining to Bearer Securities surrendered for exchange for Registered Securities and maturing after such exchange, whose surrender is not required or has been waived as provided in Section 3.05, (ii) Securities and coupons of such series that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 3.06, (iii) coupons appertaining to Securities called for redemption and maturing after the relevant Redemption Date, whose surrender has been waived as provided in Section 11.06, and (iv) Securities and coupons of such series for whose payment money has theretofore been deposited in trust with the Trustee or any Paying Agent or segregated and held in trust by the Company and thereafter repaid to the Company, as provided in Section 10.03) have been delivered to the Trustee for cancellation; or

          (ii) all Securities of such series and, in the case of (A) or (B) below, any coupons appertaining thereto not theretofore delivered to the Trustee for cancellation:

               (A)  have become due and payable, or

               (B) will become due and payable at their Stated Maturity within one year, or

               (C) if redeemable at the option of the Company, are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

               and the Company, in the case of (A), (B) or (C) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for such purpose an amount in the Currency in which the Securities of such series are payable, sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest, if any, to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

     (b) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

     (c) the Company has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture as to such series have been complied with.

     Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 6.06, the obligations of the Trustee to any Authenticating Agent under Section 6.11 and, if money shall have been deposited with the Trustee pursuant to subclause (ii) of clause (a) of this Section, the obligations of the Trustee under Section 4.02 and the last paragraph of Section 10.03 shall survive.

4.02     Application of Trust Money.

     Subject to the provisions of the last paragraph of Section 10.03, all money deposited with the Trustee pursuant to Section 4.01 shall be held in trust and applied by it, in accordance with the provisions of the Securities, the coupons and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest, if any, for whose payment such money has been deposited with the Trustee; but such money need not be segregated from other funds except to the extent required by law.

                                  ARTICLE FIVE
                              DEFAULTS AND REMEDIES

5.01     Events of Default.

     "Event of Default", wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body), unless such event is specifically deleted or modified in or pursuant to a supplemental indenture, Board Resolution or Officer's Certificate establishing the terms of such series pursuant to Section 3.01 of this Indenture:

     (a) default in the payment of the principal of (or premium, if any, on) any Security of that series at its Maturity; or

     (b) default in the payment of any interest on any Security of that series, or any related coupon, when such interest or coupon becomes due and payable, and continuance of such default for a period of 30 days; or

     (c) default in the deposit of any sinking fund payment when the same becomes due by the terms of the Securities of that series; or

     (d) the Company or any Significant Subsidiary, pursuant to or under or within the meaning of any Bankruptcy Law:

          (i)  commences  a  proceeding  or  makes  an  application   seeking  a
               Bankruptcy Order;

          (ii) consents to the making of a Bankruptcy Order or the commencement of any proceeding or application seeking the making of a Bankruptcy Order against it;

          (iii)consents to the appointment of a Custodian of it or for any substantial part of its property;

          (iv) makes a general assignment for the benefit of its creditors or files a proposal or notice of intention to make a proposal or other scheme of arrangement involving the rescheduling, reorganizing or compromise of its indebtedness;

          (v)  files an assignment in bankruptcy; or

          (vi) consents to the filing of an assignment in bankruptcy or the appointment of or taking possession by a Custodian;

     (e) a court of competent jurisdiction makes a Bankruptcy Order against the Company or any Significant Subsidiary and such Bankruptcy Order remains unstayed and in effect for 90 consecutive days; or

     (f) a Custodian shall be appointed out of court with respect to the Company or any Significant Subsidiary, or with respect to all or any substantial part of the property of the Company or any Significant Subsidiary and such appointment shall not have been vacated, discharged, or stayed or bonded pending appeal within 90 days, or any encumbrancer shall take possession of all or any substantial part of the property of the Company or any Significant Subsidiary and such possession shall not have reverted to the Company within 90 days; or

     (g) the acceleration of the maturity of any indebtedness of the Company (other than Non-Recourse Indebtedness), at any one time, in an amount in excess of the greater of (i) US$25,000,000 and (ii) 5% of
          Consolidated Net Tangible Assets, unless that acceleration is rescinded or annulled within 30 days after written notice to the Company by the Trustee or to the Company and the Trustee by the holders of at least 25% in aggregate principal amount of the Securities at the time outstanding; or

     (h) if the Company shall neglect to carry out or observe any covenant or condition contained in the Securities or in this Indenture on its part to be observed or performed (other than those referred to in clauses
          (a) through (c) above) upon receipt of notice in writing to the Company of such default from the Trustee or to the Company and the Trustee from holders of not less than 25% in aggregate principal amount of outstanding Securities of that series and the Company fails to cure (or obtain a waiver of) such default within 60 days after receipt of such notice by the Company; or

     (i) any other Event of Default provided with respect to Securities of that series.

     "Bankruptcy Law" means the Federal Bankruptcy Code, Bankruptcy and Insolvency Act (Canada), Companies' Creditors Arrangement Act (Canada), Winding-Up & Restructuring Act (Canada), or any other Canadian federal or provincial law or the law of any other jurisdiction relating to bankruptcy, insolvency, winding-up, liquidation, dissolution or reorganization for the benefit of creditors or relief of debtors or any similar law now or hereafter in effect for the relief from or otherwise affecting creditors.

     "Custodian" means any receiver, interim receiver, receiver and manager, trustee, assignee, liquidator, sequestrator, monitor, custodian or similar official or agent or any other Person with like powers.

     "Bankruptcy Order" means any court order made in a proceeding pursuant to or within the meaning of any Bankruptcy Law, containing an adjudication of bankruptcy or insolvency, or providing for liquidation, winding-up, dissolution or reorganization, or appointing a Custodian of a debtor or of all or any substantial part of a debtor's property, or providing for the staying, arrangement, adjustment or compromise of indebtedness or other relief of a debtor.

5.02     Acceleration of Maturity; Rescission and Annulment.

     If an Event of Default described in clause (a), (b) or (c) of Section 5.01 with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities of that series may declare the principal amount (or, if the Securities of that series are Original Issue Discount Securities or Indexed Securities, such portion of the principal amount as may be specified in the terms of such affected series) of all of the Outstanding Securities of that series and any accrued but unpaid interest thereon to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified portion thereof) and any accrued but unpaid interest thereon shall become immediately due and payable. If an Event of Default described in clause (h) or (i) of Section 5.01 occurs and is continuing with respect to the Securities of one or more series, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of all series affected thereby (as one class) may declare the principal amount (or, if any such Securities are Original Issue Discount Securities or Indexed Securities, such portion of the principal amount as may be specified in the terms of such affected series) of all of the Outstanding Securities of such affected series and any accrued but unpaid interest thereon to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by the Holders) and upon any such declaration such principal amount (or specified portion thereof) and any accrued but unpaid interest thereon shall become immediately due and payable. If an Event of Default described in clause (d), (e), (f) or (g) of Section 5.01 occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of all the Securities then Outstanding (as a class) may declare the principal amount (or, if any such Securities are Original Issue Discount Securities or Indexed Securities, such portion of the principal amount as may be specified in the terms of that series) of all of the Outstanding Securities and any accrued but unpaid interest thereon to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by the Holders), and upon any such declaration such principal amount (or specified portion thereof) and any accrued but unpaid interest thereon shall become immediately due and payable.

     At any time after a declaration of acceleration with respect to Securities of any series (or of all series, as the case may be) has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter provided in this Article, the Holders of a majority in principal amount of the Outstanding Securities of that series (or of all series, as the case may be), by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

     (a) the Company has paid or deposited with the Trustee a sum sufficient to pay in the Currency in which the Securities of such series are payable (except as otherwise specified pursuant to Section 3.01 for the Securities of such series and except, if applicable, as provided in Sections 3.12(2), 3.12(4) and 3.12(5)),

          (i) all overdue interest, if any, on all Outstanding Securities of that series (or of all series, as the case may be) and any related coupons,

          (ii) all unpaid principal of (and premium, if any) on all Outstanding Securities of that series (or of all series, as the case may be) that has become due otherwise than by such declaration of acceleration, and interest on such unpaid principal at the rate or rates prescribed therefor in such Securities,

          (iii)to the extent lawful, interest on overdue interest, if any, at the rate or rates prescribed therefor in such Securities, and

          (iv) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

     (b) all Events of Default with respect to Securities of that series (or of all series, as the case may be), other than the non-payment of amounts of principal of (or premium, if any, on) or interest on Securities of that series (or of all series, as the case may be) that have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.13.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

     Notwithstanding the preceding paragraph, in the event of a declaration of acceleration in respect of the Securities because of an Event of Default specified in Section 5.01(g) shall have occurred and be continuing, such declaration of acceleration shall be automatically annulled if the Indebtedness that is the subject of such Event of Default has been discharged or the holders thereof have rescinded their declaration of acceleration in respect of such indebtedness, and written notice of such discharge or rescission, as the case may be, shall have been given to the Trustee by the Company and countersigned by the holders of such Indebtedness or a trustee, fiduciary or agent for such holders, within 30 days after such declaration of acceleration in respect of the Securities, and no other Event of Default has occurred during such 30 day period that has not been cured or waived during such period.

5.03     Collection of Indebtedness and Suits for Enforcement by Trustee.

     The Company covenants that if default is made:

     (a) in the payment of any interest on any Security and any related coupon when such interest or coupon becomes due and payable and such default continues for a period of 30 days,

     (b) in the payment of the principal of (or premium, if any, on) any Security issued by the Company at the Maturity thereof, or

     (c) in the deposit of any sinking fund payment when such payment becomes due by the terms of any Security,

then the Company will, upon demand of the Trustee, pay to the Trustee for the benefit of the Holders of such Securities and coupons, the whole amount then due and payable on such Securities and coupons for principal (and premium, if any) and interest, if any, and interest on any overdue principal (and premium, if any) and to the extent lawful on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

     If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company wherever situated.

     If an Event of Default with respect to Securities of any series (or of all series, as the case may be) occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series (or of all series, as the case may be) by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy. 5.04 Trustee May File Proofs of Claim.

     In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or the property of the Company, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal, premium, if any, or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

     (a) to file and prove a claim for the whole amount of principal (and premium, if any), or such portion of the principal amount of any series of Original Issue Discount Securities or Indexed Securities as may be specified in the terms of such series, and interest, if any, owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

     (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same,

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.06.

     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

5.05     Trustee May Enforce Claims Without Possession of Securities.

     All rights of action and claims under this Indenture, the Securities or coupons may be prosecuted and enforced by the Trustee without the possession of any of the Securities or coupons or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the rateable benefit of the Holders of the Securities and coupons in respect of which such judgment has been recovered.

5.06     Application of Money Collected.

     Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, if any, upon presentation of the Securities or coupons, or both, as the case may be, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

     FIRST: To the payment of all amounts due to the Trustee under Section 6.06;


     SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest, if any, on the Securities and coupons in respect of which or for the benefit of which such money has been collected, rateably, without preference or priority of any kind, according to the amounts due and payable on such Securities and coupons for principal (and premium, if any) and interest, if any, respectively; and

     THIRD: The balance, if any, to the Company or to such Person or Persons as the Company directs.


5.07     Limitation on Suits.

     No Holder of any Security of any series or any related coupons shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture or the Securities, for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

     (a) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series affected by such Event of Default;

     (b) the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities of all series affected by such Event of Default (determined as provided in

          Section 5.02 and as one class), shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

     (c) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

     (d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

     (e) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority or more in aggregate principal amount of the Outstanding Securities of all series affected by such Event of Default (determined as provided in Section 5.02 and as one class), it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Outstanding Securities of such affected series, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and rateable benefit of all Holders of Outstanding Securities of such affected series.

5.08     Unconditional Right of Holders to Receive Principal, Premium and
         Interest.

     Notwithstanding any other provision in this Indenture, the Holder of any Security or coupon shall have the right, which is absolute and unconditional, to receive payment, as provided herein (including, if applicable, Article Fourteen) and in such Security, of the principal of (and premium, if any) and (subject to Section 3.07) interest, if any, on, such Security or payment of such coupon on the respective Stated Maturities expressed in such Security or coupon (or, in the case of redemption, on the Redemption Date or, in the case of repayment at the option of the Holder as contemplated by Article Thirteen hereof, on or after the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

5.09     Restoration of Rights and Remedies.

     If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders of Securities and coupons shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

5.10     Rights and Remedies Cumulative.

     Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or coupons in the last paragraph of Section 3.06, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders of Securities or coupons is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

5.11     Delay or Omission Not Waiver.

     No delay or omission of the Trustee or of any Holder of any Security or coupon to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

5.12     Control by Holders.

     Subject to Section 5.07 and Article Six, the Holders of not less than a majority in principal amount of the Outstanding Securities of all series affected by an Event of Default (determined as provided in Section 5.02 and as one class) shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Outstanding Securities of such affected series, provided in each case

     (a) such direction shall not be in conflict with any rule of law or with this Indenture;

     (b) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction; and

     (c) the Trustee need not take any action that might reasonably be expected to expose the Trustee to personal liability or be unduly prejudicial to the Holders of Outstanding Securities of such affected series not joining therein.

5.13     Waiver of Past Defaults.

     Subject to Section 5.02, the Holders of not less than a majority in principal amount of the Outstanding Securities of all series with respect to which a Default shall have occurred and be continuing (as one class) may on behalf of the Holders of all the Outstanding Securities of such affected series waive any past Default, and its consequences, except a Default:

     (a) in respect of the payment of the principal of (or premium, if any) or interest, if any, on any Security or any related coupon;

     (b) in respect of the payment of any sinking fund payment in respect of any Security; or

     (c) in respect of a covenant or provision that under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such affected series.

Upon any such waiver, any such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon.

5.14     Waiver of Stay or Extension Laws.

     The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

5.15     Undertaking for Costs.

     All parties to this Indenture agree, and each Holder of any Security by its acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of any undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security or related coupon on or after the respective Stated Maturities expressed in such Security or coupon (or, in the case of redemption, on or after the Redemption Date).

                                   ARTICLE SIX
                                   THE TRUSTEE

6.01     Notice of Defaults.

     Within 90 days after the occurrence of any Default hereunder with respect to the Securities of any series, the Trustee shall transmit in the manner and to the extent provided in the TIA, notice of such Default hereunder known to the Trustee, unless such Default shall have been cured or waived; provided, however, that, except in the case of a Default in the payment of the principal of (or premium, if any) or interest, if any, on any Security or related coupon of such series or in the payment of any sinking fund instalment with respect to Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders of Securities of such series and any related coupons; and provided further that in the case of any Default of the character specified in Section 5.01(h) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof.

6.02     Certain Rights of Trustee.

     Subject to the provisions of TIA Sections 315(a) through 315(d):

     (a) the Trustee may, in the absence of bad faith on its part, rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

     (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

     (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate;

     (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

     (e) except during a Default the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Securities of any series or any related coupons pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction;

     (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

     (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

     (h) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.

The Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of the Trustee shall be subject to the provisions of this Section.

6.03     Trustee Not Responsible for Recitals or Issuance of Securities.

     The recitals contained herein and in the Securities, except for the Trustee's certificates of authentication, and in any coupons shall be taken as the statements of the Company, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities or coupons, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder and that the statements made by it in a Statement of Eligibility on Form T-1 supplied to the Company are true and accurate, subject to the qualifications set forth therein. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Securities or the proceeds thereof.

6.04     May Hold Securities.

     The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company or of the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and coupons and, subject to TIA Sections 310(b) and 311, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent. A Trustee that has resigned or was removed shall remain subject to
Section 311(a) of the TIA to the extent set forth in such provision.

6.05     Money Held in Trust.

     Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

6.06     Compensation and Reimbursement.

     The Company agrees:

     (a) to pay to the Trustee from time to time such reasonable compensation as the Company and the Trustee shall from time to time agree in writing, for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

     (b) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence, willful misconduct or bad faith; and

     (c) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence, willful misconduct or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

     The obligations of the Company under this Section to compensate the Trustee, to pay or reimburse the Trustee for expenses, disbursements and advances and to indemnify and hold harmless the Trustee shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture. As security for the performance of such obligations of the Company, the Trustee shall have a claim prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (or premium, if any) or interest, if any, on particular Securities or any coupons.

         When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 5.01(d), 5.01(e) or 5.01(f), the expenses (including reasonable charges and expense of its counsel) of and the compensation for such services are intended to constitute expenses of administration under any applicable bankruptcy, insolvency or other similar law.

     The provisions of this Section shall survive the termination of this Indenture.

6.07     Corporate Trustee Required; Eligibility.

     The Trustee shall comply with the terms of Section 310(b) of the TIA. There shall be at all times a Trustee hereunder that shall be eligible to act as Trustee under TIA Section 310(a)(1) and shall have a combined capital and surplus (together with that of its parent, if applicable) of at least $50,000,000. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of federal, state, territorial or District of Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

6.08     Resignation and Removal; Appointment of Successor.

     (1) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 6.09.

     (2) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 6.09 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

     (3) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of not less than a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.

     (4) If at any time:

     (a) the Trustee shall fail to comply with the provisions of TIA Section 310(b) after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

     (b) the Trustee shall cease to be eligible under Section 6.07 and shall fail to resign after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

     (c) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company, by a Board Resolution, may remove the Trustee with respect to all Securities or the Securities of such series, or (ii) subject to TIA Section 315(e), any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself or herself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities of such series and the appointment of a successor Trustee or Trustees.

     (5) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series). If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself or herself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

     (6) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to the Holders of Securities of such series in the manner provided for in Section 1.06. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

6.09     Acceptance of Appointment by Successor.

     (1) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

     (2) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and that (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and
(3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates. Whenever there is a successor Trustee with respect to one or more (but less than all) series of securities issued pursuant to this Indenture, the terms "Indenture" and "Securities" shall have the meanings specified in the provisos to the respective definitions of those terms in Section 1.01 that contemplate such situation.

     (3) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all rights, powers and trusts referred to in paragraph
(1) or (2) of this Section, as the case may be.

     (4) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

6.10     Merger, Conversion, Consolidation or Succession to Business.

     Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities. In case any of the Securities shall not have been authenticated by such predecessor Trustee, any successor Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor Trustee and thereafter deliver such Securities. In all such cases such certificates shall have the full force and effect that this Indenture provides for the certificate of authentication of the Trustee; provided, however, that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Securities in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

6.11     Appointment of Authenticating Agent.

     At any time when any of the Securities remain Outstanding, the Trustee (with the prior written consent of the Company) may appoint an Authenticating Agent or Agents with respect to one or more series of Securities that shall be authorized to act on behalf of the Trustee to authenticate Securities of such series and the Trustee shall give written notice of such appointment to all Holders of Securities of the series with respect to which such Authenticating Agent will serve, in the manner provided for in Section 1.06. Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Any such appointment shall be evidenced by an instrument in writing signed by a Responsible Officer of the Trustee, and a copy of such instrument shall be promptly furnished to the Company. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall at all times be a corporation organized and doing business under the laws of the United States of America, any state thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect specified in this Section.

     Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

     An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of
resignation  or  upon  such  a  termination,   or  in  case  at  any  time  such
Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent (with the prior written consent of the Company) and shall give written notice of such appointment to all Holders of Securities of the series with respect to which such Authenticating Agent will serve, in the manner provided for in Section 1.06. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

     The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 6.06.

     If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

     Dated:
           -----------------------------

     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                                 [NAME OF TRUSTEE]
                                                 as Trustee

                                                 By
                                                    ----------------------------
                                                       as Authenticating Agent

                                                 By
                                                    ----------------------------
                                                        Authorized Officer


                                 ARTICLE SEVEN
                HOLDERS' LISTS AND REPORTS BY TRUSTEE and Company

7.01     Disclosure of Names and Addresses of Holders.

     Every Holder of Securities or coupons, by receiving and holding the same, agrees with the Company and the Trustee that none of the Company, the Trustee or any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with TIA Section 312, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under TIA Section 312(b).

7.02     Reports by Trustee.

     (1) Within 60 days after June 15 of each year commencing with the first June 15 after the first issuance of Securities pursuant to this Indenture, the Trustee shall transmit a brief report by mail to the Holders of Registered Securities, in accordance with and to the extent required by Section 313 of the TIA.

     (2) A copy of each such report at the time of its mailing to Holders of Registered Securities shall be filed with the Commission and each stock exchange, if any, on which Debt Securities of any series are listed.

     (3) The Trustee shall comply with Sections 313(b) and 313(c) of the Trust Indenture Act.

7.03     Reports by the Company.

     The Company shall:

     (a) furnish to the Trustee, within 30 days after the Company is required to file or furnish the same with or to the Commission, copies (which may be electronic copies) of the annual and quarterly reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) that the Company may be required to file with or furnish to the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended;

     (b) furnish to the Trustee and file with or furnish to (as applicable) the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations;

     (c) notwithstanding that the Company may not be required to remain subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, or otherwise report on an annual and quarterly basis on forms provided for such annual and quarterly reporting pursuant to rules and regulations promulgated by the Commission, the Company shall continue to furnish to the Trustee:

          (i) within 140 days after the end of each fiscal year, the information required to be contained in annual reports on Form 20F, Form 40F or Form 10K, as applicable (or any successor form); and

          (ii) within 65 days after the end of each of the first three fiscal quarters of each fiscal year, the information required to be contained on Form 6K (or any successor form), which, regardless of applicable requirements, shall at a minimum contain the information required to be provided in quarterly reports under the laws of Canada or any province thereof to securityholders of a corporation with securities listed on the Toronto Stock Exchange, whether or not the Company has any of its securities listed on such exchange.

          Each of such reports will be prepared in accordance with Canadian or United States disclosure requirements, as required by the appropriate form or report, and generally accepted accounting principles, provided, however, that the Company shall not be so obligated to file such reports with the Commission if the Commission does not permit such filings; and

     (d) file with the Commission and the Trustee and transmit to Holders of Registered Securities such information, documents and reports, and such summaries thereof, as may be required pursuant to the TIA.

7.04     The Company to Furnish Trustee Names and Addresses of Holders.

     The Company will furnish or cause to be furnished to the Trustee:

     (a) semi-annually, not later than 15 days after the Regular Record Date for interest for each series of Securities, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Registered Securities of such series as of such Regular Record Date, or if there is no Regular Record Date for interest for such series of Securities, semi-annually, upon such dates as are set forth in the Board Resolution, Officer's Certificate or indenture supplemental hereto authorizing such series, and

     (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished, provided, however, that so long as the Trustee is the Security Registrar, no such list shall be required to be furnished.

                                 ARTICLE EIGHT
                CONSOLIDATION, AMALGAMATION, MERGER, CONVEYANCE,
                                TRANSFER OR LEASE

8.01     Company May Amalgamate or Consolidate, etc., Only on Certain Terms.

     The Company shall not amalgamate or consolidate with or merge or enter into any statutory arrangement with any other Person or, directly or indirectly, convey, transfer or lease its consolidated properties and assets as an entirety or substantially as an entirety to any other Person, unless:

     (1) (a) the Company will be the surviving company in any merger, amalgamation or consolidation; or

          (b) the entity formed by or continuing from such consolidation or amalgamation or into which the Company is merged or with which the Company enters into such statutory arrangement or the Person that acquires or leases the Company's consolidated properties and assets as an entirety or substantially as an entirety:

               (i) shall be a Person organized and validly existing under the laws of the United States of America, any state thereof or the District of Columbia or the laws of Canada or any province or territory thereof;

               (ii) shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form reasonably satisfactory to the Trustee, the Company's obligation for the due and punctual payment of the principal of, and premium, if any, and interest, if any, on all the Securities and any related coupon and the performance and observance of every covenant of this Indenture on the part of the Company to be performed or observed; and

               (iii)shall submit to the  jurisdiction  of United States  federal and state courts in accordance with Section 1.13,

     (2) immediately after giving effect to such transaction, no Default or Event of Default shall have happened and be continuing; and

     (3) the Company or such Person shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that such amalgamation, statutory arrangement, consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

8.02     Successor Person Substituted.

     Upon any consolidation or amalgamation by the Company with or merger by the Company into any other Person or the statutory arrangement of the Company with any other Person or any direct or indirect conveyance, transfer or lease of the consolidated properties and assets of the Company as an entirety or substantially as an entirety to any other Person in accordance with Section 8.01, the successor Person formed by such consolidation or amalgamation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and such successor Person shall be subject to all obligations and covenants of the Company under this Indenture and in the event of any such conveyance or transfer, the Company (which term shall for this purpose mean the Person named as the "Company" in the first paragraph of this Indenture or any successor Person that shall theretofore become such in the manner described in Section 8.01), except in the case of a lease, shall be discharged of all obligations and covenants under this Indenture and the Securities and the coupons and may be dissolved and liquidated.

                                  ARTICLE NINE
                             SUPPLEMENTAL INDENTURES

9.01     Supplemental Indentures Without Consent of Holders.

     Without the consent of any Holders, the Company, when authorized by or pursuant to a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form reasonably satisfactory to the Trustee, for any of the following purposes:

     (a) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company contained herein and in the Securities; or

     (b) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities and any related coupons (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or

     (c) to add any additional Events of Default (and if such Events of Default are to be for the benefit of less than all series of Securities, stating that such Events of Default are being included solely for the benefit of such series); or

     (d) to add to or change any of the provisions of this Indenture to provide that Bearer Securities may be registrable as to principal, to change or eliminate any restrictions on the payment of principal of or any premium or interest on Bearer Securities, to permit Bearer Securities to be issued in exchange for Registered Securities, to permit Bearer Securities to be issued in exchange for Bearer Securities of other authorized denominations or to permit or facilitate the issuance of Securities in uncertificated form; provided that any such action shall not adversely affect the interests of the Holders of Securities of any series or any related coupons in any material respect; or

     (e) to change or eliminate any of the provisions of this Indenture; provided that any such change or elimination shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture that is entitled to the benefit of such provision; or

     (f) to establish the form or terms of Securities of any series as permitted by Sections 2.01 and 3.01; or

     (g) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.09(2); or

     (h) to close this Indenture with respect to the authentication and delivery of additional series of Securities, to cure any ambiguity, to correct or supplement any provision herein that may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture; provided such other provisions shall not adversely affect the interests of the Holders of Securities of any series and any related coupons in any material respect; or

     (i) to supplement any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the defeasance and discharge of any series of Securities pursuant to Sections 4.01, 14.02 and 14.03; provided that any such action shall not adversely affect the interests of the Holders of Securities of such series and any related coupons or any other series of Securities in any material respect.

9.02     Supplemental Indentures with Consent of Holders.

     With the consent of the Holders of not less than a majority in aggregate principal amount of all Outstanding Securities of any series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by or pursuant to a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture which affect such series of Securities or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holders of each Outstanding Security of such series,

     (a)  change the Stated Maturity of the principal of (or
          premium, if any) or any instalment of interest on any Security of such series, or reduce the principal amount thereof (or premium, if any) or the rate of interest, if any, thereon, or change any obligation of the Company to pay Additional Amounts contemplated by Section 10.05 (except as permitted by Section 9.01(a)), reduce the amount of the principal of an Original Issue Discount Security of such series that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.02 or the amount thereof provable in bankruptcy pursuant to Section 5.04, or adversely affect any right of repayment at the option of any Holder of any Security of such series, or change any Place of Payment where, or the Currency in which, any Security of such series or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption or repayment at the option of the Holder, on or after the Redemption Date or Repayment Date, as the case may be), or adversely affect any right to convert or exchange any Security as may be provided pursuant to Section 3.01 herein, or

     (b) reduce the percentage in principal amount of the Outstanding Securities of such series required for any such supplemental indenture, for any waiver of compliance with certain provisions of this Indenture that affect such series or certain defaults applicable to such series hereunder and their consequences provided for in this Indenture, or reduce the requirements of Section 15.04 for quorum or voting with respect to Securities of such series, or

     (c) modify any of the provisions of this Section, Section 5.13 or Section 10.07, except to increase any such percentage or to provide that certain other provisions of this Indenture that affect such series cannot be modified or waived without the consent of the Holder of each Outstanding Security of such series.

     Any such supplemental indenture adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture, or modifying in any manner the rights of the Holders of Securities of such series, shall not affect the rights under this Indenture of the Holders of Securities of any other series.

     It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

9.03     Execution of Supplemental Indentures.

     In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture that prejudices the Trustee's own rights, duties or immunities under this Indenture or otherwise.

9.04     Effect of Supplemental Indentures.

     Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

9.05     Conformity with Trust Indenture Act.

     Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

9.06     Reference in Securities to Supplemental Indentures.

     Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series endorsed thereon so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

9.07     Notice of Supplemental Indentures.

     Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of Section 9.02, the Company shall give notice thereof to the Holders of each Outstanding Security affected, in the manner provided for in Section 1.06, setting forth in general terms the substance of such supplemental indenture.

                                   ARTICLE TEN
                                    COVENANTS

10.01    Payment of Principal, Premium, if any, and Interest.

     The Company covenants and agrees for the benefit of the Holders of each series of Securities and any related coupons that it will duly and punctually pay the principal of (and premium, if any) and interest, if any, on the Securities of that series in accordance with the terms of the Securities, any coupons appertaining thereto and this Indenture. Unless otherwise specified as contemplated by Section 3.01 with respect to any series of Securities, any interest instalments due on Bearer Securities on or before Maturity shall be payable only upon presentation and surrender of the several coupons for such interest instalments as are evidenced thereby as they severally mature.

10.02    Maintenance of Office or Agency.

     If the Securities of a series are issuable only as Registered Securities, the Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange, where Securities of that series that are convertible or exchangeable may be surrendered for conversion or exchange, as applicable, and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served.

     If Securities of a series are issuable as Bearer Securities, the Company will maintain (A) in The City of New York, an office or agency where any Registered Securities of that series may be presented or surrendered for payment, where any Registered Securities of that series may be surrendered for registration of transfer, where Securities of that series may be surrendered for exchange, where Securities of that series that are convertible or exchangeable may be surrendered for conversion or exchange, as applicable, where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served and where Bearer Securities of that series and related coupons may be presented or surrendered for payment in the circumstances described below (and not otherwise), (B) subject to any laws or regulations applicable thereto, in a Place of Payment for that series that is located outside the United States and Canada, an office or agency where Securities of that series and related coupons may be presented and surrendered for payment; provided, however, that, if the Securities of that series are listed on any stock exchange located outside the United States and Canada and such stock exchange shall so require, the Company will maintain a Paying Agent for the Securities of that series in any required city located outside the United States and Canada so long as the Securities of that series are listed on such exchange, and (C) subject to any laws or regulations applicable thereto, in a Place of Payment for that series located outside the United States and Canada an office or agency where any Registered Securities of that series may be surrendered for registration of transfer, where Securities of that series may be surrendered for exchange, where Securities of that series that are convertible and exchangeable may be surrendered for conversion or exchange, as applicable, and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served.

     The Company will give prompt written notice to the Trustee of the location, and any change in the location, of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, except that Bearer Securities of any series and the related coupons may be presented and surrendered for payment at the offices specified in the Security, and the Company hereby appoints the same as its agents to receive such respective presentations, surrenders, notices and demands.

     Unless  otherwise  specified  with  respect to any  Securities  pursuant to
Section 3.01, no payment of principal, premium or interest on Bearer Securities shall be made at any office or agency of the Company in the United States or Canada or by check mailed to any address in the United States or Canada or by transfer to an account maintained with a bank located in the United States or Canada; provided, however, that, if the Securities of a series are payable in Dollars, payment of principal of (and premium, if any) and interest, if any, on any Bearer Security shall be made at the office of the Company's Paying Agent in The City of New York, if (but only if) payment in Dollars of the full amount of such principal, premium or interest, as the case may be, at all offices or agencies outside the United States or Canada maintained for such purpose by the Company in accordance with this Indenture is illegal or effectively precluded by exchange controls or other similar restrictions.

     The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind any such designation; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in accordance with the requirements set forth above for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency. Unless otherwise specified with respect to any Securities as contemplated by Section 3.01 with respect to a series of Securities, the Company hereby designates as a Place of Payment for each series of Securities the office or agency of the Trustee in the Borough of Manhattan, The City of New York as Paying Agent in such city and as its agent to receive all such presentations, surrenders, notices and demands.

     Unless  otherwise  specified  with  respect to any  Securities  pursuant to
Section 3.01, if and so long as the Securities of any series (i) are denominated in a Currency other than Dollars or (ii) may be payable in a Currency other than Dollars, or so long as it is required under any other provision of the Indenture, then the Company will maintain with respect to each such series of Securities, or as so required, at least one Exchange Rate Agent.

10.03    Money for Securities Payments to Be Held in Trust.

     If the Company shall at any time act as its own Paying Agent with respect to any series of Securities and any related coupons, it will, on or before each due date of the principal of (or premium, if any) or interest, if any, on any of the Securities and related coupons of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum in the Currency in which the Securities of such series are payable (except as otherwise specified pursuant to Section 3.01 for the Securities of such series and except, if applicable, as provided in Sections 3.12(2), 3.12(4) and 3.12(5)) sufficient to pay the principal of (or premium, if any) or interest, if any, on Securities of such series so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

     Whenever the Company shall have one or more Paying Agents for any series of Securities and any related coupons, it will, prior to or on each due date of the principal of (or premium, if any) or interest, if any, on any Securities of that series, deposit with a Paying Agent a sum (in the Currency described in the preceding paragraph) sufficient to pay the principal (or premium, if any) or interest, if any, so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

     The Company will cause the bank through which payment of funds to the Paying Agent will be made to deliver to the Paying Agent by 10:00 a.m. (New York
Time) two Business Days prior to the due date of such payment an irrevocable confirmation (by tested telex or authenticated Swift MT 100 Message) of its intention to make such payment.

     The Company will cause each Paying Agent (other than the Trustee) for any series of Securities to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

          (a) hold all sums held by it for the payment of the principal of (and premium, if any) and interest, if any, on Securities of such series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

          (b) give the Trustee notice of any default by the Company in the making of any payment of principal of (or premium, if any) or interest, if any, on the Securities of such series; and

          (c) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

     The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such sums.

     Except as provided in the Securities of any series, any money deposited with the Trustee or any Paying Agent, or then held by the Company in trust for the payment of the principal of (or premium, if any) or interest, if any, on any Security of any series, or any coupon appertaining thereto, and remaining unclaimed for two years (or such shorter period under the applicable escheat laws to permit repayment to the Company) after such principal, premium or interest has become due and payable shall be paid to the Company, or (if then held by the Company) shall be discharged from such trust; and the Holder of such

Security or coupon shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, shall at the written direction and at the expense of the Company cause to be published once, in an Authorized Newspaper, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

10.04    Statement as to Compliance and Notice of Default.

     The Company will deliver to the Trustee, within 120 days after the end of each fiscal year (which as of the date hereof ends on the 31st day of December), a brief certificate from the principal executive officer, principal financial officer or principal accounting officer as to his or her knowledge of the Company's compliance with all conditions and covenants under this Indenture. For purposes of this Section 10.04, such compliance shall be determined without regard to any period of grace or requirement of notice under this Indenture. As soon as practicable and in any event within five Business Days after becoming aware of any Default or Event of Default, the Company shall notify the Trustee setting forth the details of such Default or Event of Default and any action which the Company proposes to take with respect thereto.

10.05    Additional Amounts.

     Unless otherwise specified pursuant to Section 3.01, all payments made by or on behalf of the Company under or with respect to the Securities of any series will be made free and clear of and without withholding or deduction for or on account of any present or future tax, duty, levy, impost, assessment or other governmental charge (including penalties, interest and other liabilities related thereto) imposed or levied by or on behalf of the Government of Canada or any province or territory thereof or by any authority or agency therein or thereof having power to tax (hereinafter "Canadian Taxes"), unless the Company is required to withhold or deduct Canadian Taxes by law or by the interpretation or administration thereof. If the Company is so required to withhold or deduct any amount for or on account of Canadian Taxes from any payment made under or with respect to the Securities, the Company will pay to each Holder of such Securities as additional interest such additional amounts ("Additional Amounts") as may be necessary so that the net amount received by each such Holder after such withholding or deduction (and after deducting any Canadian Taxes on such Additional Amounts) will not be less than the amount such Holder would have received if such Canadian Taxes had not been withheld or deducted. However, no Additional Amounts will be payable with respect to a payment made to a Holder (such Holder, an "Excluded Holder") in respect of the beneficial owner thereof:

     (a) with which the Company does not deal at arm's length (for the purposes of the Income Tax Act (Canada)) at the time of the making of such payment;

     (b) that is subject to such Canadian Taxes by reason of the Holder being a resident, domiciliary or national of, or engaged in business or maintaining a permanent establishment or other physical presence in or otherwise having some connection with Canada or any province or territory thereof otherwise than by the mere holding of Securities or the receipt of payments thereunder;

     (c) that is subject to such Canadian Taxes by reason of the Holder's failure to comply with any certification, identification, documentation or other reporting requirements if compliance is required by law, regulation, administrative practice or an applicable treaty as a precondition to exemption from, or a reduction in the rate of deduction or withholding of, such Canadian Taxes (provided that the Company shall give written notice to the Trustee and the Holders of the Securities then outstanding of any change in such requirements); or

     (d) that by reason of the legal nature of the Holder is disentitled to the benefit of any applicable treaty.

The Company will also:

          (i)  make such withholding or deduction; and

          (ii) remit the full amount deducted or withheld to the relevant authority in accordance with applicable law.

     The Company will furnish to the Holders of the Securities, within 60 days after the date the payment of any Canadian Taxes is due pursuant to applicable law, certified copies of tax receipts or other documents evidencing such payment by such person.

     The Company will indemnify and hold harmless each Holder (other than an Excluded Holder) and, upon written request, reimburse each such Holder for the amount (excluding any Additional Amounts that have previously been paid by the Company with respect thereto) of:

     (a) any Canadian Taxes so levied or imposed and paid by such Holder as a result of payments made under or with respect to the Securities;

     (b) any liability (including penalties, interest and expenses) arising therefrom or with respect thereto; and

     (c) any Canadian Taxes imposed with respect to any reimbursement under clause (a) or (b) in this paragraph, but excluding any such Canadian Taxes on such Holder's net income.

     At least five (5) days prior to each date on which any payment under or with respect to the Securities is due and payable, if the Company will be obligated to pay Additional Amounts with respect to such payment, the Company will deliver to the Trustee an Officer's Certificate stating the fact that such Additional Amounts will be payable and specifying the amounts so payable and will set forth such other information necessary to enable the Trustee to pay such Additional Amounts (upon receipt by the Trustee from the Company of such Additional Amounts) to Holders on the date on which such payment is due and payable.

     Wherever in this Indenture there is mentioned, in any context, the payment of principal (or premium, if any), interest, if any, or any other amount payable under or with respect to a Security, such mention shall be deemed to include mention of the payment of Additional Amounts to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof.

10.06    Corporate Existence.

     Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and the rights (charter and statutory) and franchises of the Company; provided, however, that the Company shall not be required to preserve any such right or franchise if the Company shall determine that the preservation thereof is no longer necessary or desirable in the conduct of the business of the Company and its Subsidiaries as a whole.

10.07    Waiver of Certain Covenants.

     The Company may, with respect to any series of Securities, omit in any particular instance to comply with any term, provision or condition that affects such series as specified pursuant to Section 3.01(q) for Securities of such series, in any covenants added to Article Ten pursuant to Section 3.01(p) or
Section 3.01(q) in connection with Securities of such series, if before the time for such compliance the Holders of at least a majority in principal amount of all Outstanding Securities of such series, by Act of such Holders, waive such compliance in such instance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee to Holders of Securities of such series in respect of any such term, provision or condition shall remain in full force and effect.

                                 ARTICLE ELEVEN
                            REDEMPTION OF SECURITIES

11.01    Applicability of Article.

     Securities of any series that are redeemable before their Stated Maturity shall be redeemable in accordance with the terms of such Securities and (except as otherwise specified as contemplated by Section 3.01 for Securities of any series) in accordance with this Article.

11.02    Election to Redeem; Notice to Trustee.

     The election of the Company to redeem any Securities shall be evidenced by or pursuant to a Board Resolution. In case of any redemption at the election of the Company, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be reasonably satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed and shall deliver to the Trustee such documentation and records as shall enable the Trustee to select the Securities to be redeemed pursuant to Section 11.03. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officer's Certificate evidencing compliance with such restriction.

11.03    Selection by Trustee of Securities to Be Redeemed.

     If less than all the Securities of any series are to be redeemed, the particular Securities to be redeemed shall be selected not more than 90 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by lot in such manner as the Trustee shall deem fair and appropriate and that may provide for the selection for redemption of portions of the principal of Securities of such series; provided, however, that no such partial redemption shall reduce the portion of the principal amount of a Security not redeemed to less than the minimum authorized denomination for Securities of such series established pursuant to
Section 3.01.

     The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

     For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security that has been or is to be redeemed.

11.04    Notice of Redemption.

     Except as otherwise specified as contemplated by Section 3.01, notice of redemption shall be given in the manner provided for in Section 1.06 not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed. Failure to give notice in the manner provided in
Section 1.06 to the Holder of any Securities designated for redemption as a whole or in part, or any defect in the notice to any such Holder, shall not affect the validity of the proceedings for the redemption of any other Securities or part thereof.

     All notices of redemption shall state:

     (a)  the Redemption Date,

     (b) the Redemption Price and the amount of accrued interest to the Redemption Date payable as provided in Section 11.06, if any,

     (c) if less than all the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed,

     (d) in case any Security is to be redeemed in part only, that on and after the Redemption Date, upon surrender of such Security, the Holder will receive, without charge, a new Security or Securities of authorized denominations for the principal amount thereof remaining unredeemed,

     (e) that on the Redemption Date, the Redemption Price and accrued interest, if any, to the Redemption Date payable as provided in
          Section 11.06 will become due and payable upon each such Security, or the portion thereof, to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

     (f) the Place or Places of Payment where such Securities, together in the case of Bearer Securities with all coupons appertaining thereto, if any, maturing after the Redemption Date, are to be surrendered for payment of the Redemption Price and accrued interest, if any,

     (g)  that the redemption is for a sinking fund, if such is the case,

     (h) that, unless otherwise specified in such notice, Bearer Securities of any series, if any, surrendered for redemption must be accompanied by all coupons maturing subsequent to the Redemption Date or the amount of any such missing coupon or coupons will be deducted from the Redemption Price unless security or indemnity satisfactory to the Company, the Trustee and any Paying Agent is furnished,

     (i) if Bearer Securities of any series are to be redeemed and any Registered Securities of such series are not to be redeemed, and if such Bearer Securities may be exchanged for Registered Securities not subject to redemption on such Redemption Date pursuant to Section 3.05 or otherwise, the last date, as determined by the Company, on which such exchanges may be made, and

     (j)  the CUSIP number or numbers.

     Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

11.05    Deposit of Redemption Price.

     On or prior to 10:00 a.m. (New York, New York time) on any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.03) an amount of money in the Currency in which the Securities of such series are payable (except, if applicable, as otherwise specified pursuant to Section 3.01 for the Securities of such series and except, if applicable, as provided in Sections 3.12(2), 3.12(4) and 3.12(5)) sufficient to pay the Redemption Price of, and accrued interest, if any, on, all the Securities that are to be redeemed on that date.

11.06    Securities Payable on Redemption Date.

     Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified in the Currency in which the Securities of such series are payable (except, if applicable, as otherwise specified pursuant to Section 3.01 for the Securities of such series and except, if applicable, as provided in Sections 3.12(2), 3.12(4) and 3.12(5)) (together with accrued interest, if any, to the Redemption Date), and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest, if any) such Securities shall, if the same were interest-bearing, cease to bear interest and the coupons for such interest appertaining to any Bearer Securities so to be redeemed, except to the extent provided below, shall be void. Upon surrender of any such Security for redemption in accordance with said notice, together with all coupons, if any, appertaining thereto maturing after the Redemption Date, such Security shall be paid by the Company at the Redemption Price, together with accrued interest, if any, to the Redemption Date; provided, however, that instalments of interest on Bearer Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable only at an office or agency located outside the United States and Canada (except as otherwise provided in Section 10.02) and, unless otherwise specified as contemplated by Section 3.01, only upon presentation and surrender of coupons for such interest; and provided further that instalments of interest on Registered Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more
Predecessor Securities, registered as such at the close of business on the relevant record dates according to their terms and the provisions of Section 3.07.

     If any Bearer Security surrendered for redemption shall not be accompanied by all appurtenant coupons maturing after the Redemption Date, such Security may be paid after deducting from the Redemption Price an amount equal to the face amount of all such missing coupons, or the surrender of such missing coupon or coupons may be waived by the Company and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to the Trustee or any Paying Agent any such missing coupon in respect of which a deduction shall have been made from the Redemption Price, such Holder shall be entitled to receive the amount so deducted; provided, however, that interest represented by coupons shall be payable only at an office or agency located outside the United States (except as otherwise provided in Section 10.02) and, unless otherwise specified as contemplated by Section 3.01, only upon presentation and surrender of those coupons.

     If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) set forth in such Security.

11.07    Securities Redeemed in Part.

     Any Security that is to be redeemed only in part (pursuant to the provisions of this Article or of Article Twelve) shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

11.08    Tax Redemption.

     Unless otherwise specified pursuant to Section 3.01, the Company shall have the right to redeem the Securities of any series, in whole but not in part, at a Redemption Price equal to the principal amount thereof together with accrued and unpaid interest to the date fixed for redemption, upon the giving of a notice and on the terms and subject to satisfaction of the other conditions described below, if (1) there is any change or amendment (including any announced prospective change or amendment) to the laws (or any regulations or rulings promulgated thereunder) of Canada or of any political subdivision or taxing authority thereof or therein, affecting taxation, or any change in the application or interpretation of such laws, regulations or rulings by any applicable legislative body, court, governmental agency or regulatory authority of Canada or of any political subdivision or taxing authority thereof or therein, which change or amendment is announced or becomes effective on or after the date of issuance with respect to the Securities of such series and, in a written opinion to the Company of legal counsel of recognized standing, as a result of such change or amendment, the Company has or will (assuming, in the case of any announced prospective change or amendment, that such announced change or amendment will become effective as of the date specified in such announcement and in the form announced) become obligated to pay, on the next succeeding date on which interest is due, Additional Amounts with respect to any Security of such series pursuant to Section 10.05 and (2) the Company (or its successor), in its business judgment, determines that such obligation cannot be avoided by the use of reasonable measures available to it; provided, however, that (i) no such notice of such redemption may be given earlier than 90 days prior to the earliest date on which the Company would be obligated, but for such redemption, to pay such Additional Amounts or later than 365 days after the Company first becomes liable to pay any Additional Amounts as a result of any changes or amendments described above; (ii) at the time such notice of redemption is given, such obligation to pay such Additional Amounts remains in effect. Any redemption pursuant to this Section 11.08 shall be effected in accordance with the other provisions of this Article.

     In the event that the Company elects to redeem the Securities of any series pursuant to this Section, it shall deliver to the Trustee, prior to the giving of the notice of redemption to Holders, an Officer's Certificate stating that it is entitled to redeem the Securities of such series pursuant to this Section.

                                 ARTICLE TWELVE
                                  SINKING FUNDS

12.01    Applicability of Article.

     Retirements of Securities of any series pursuant to any sinking fund shall be made in accordance with the terms of such Securities and (except as otherwise specified as contemplated by Section 3.01 for Securities of any series) in accordance with this Article.

     The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Securities of any series, the cash amount of any mandatory sinking fund payment may be subject to reduction as provided in Section 12.02. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

12.02    Satisfaction of Sinking Fund Payments with Securities.

     Subject to Section 12.03, in lieu of making all or any part of any mandatory sinking fund payment with respect to any Securities of a series in cash, the Company may at its option (1) deliver to the Trustee Outstanding
Securities of a series (other than any previously called for redemption) theretofore purchased or otherwise acquired by the Company together in the case of any Bearer Securities of such series with all unmatured coupons appertaining thereto, and/or (2) receive credit for the principal amount of Securities of such series that have been previously delivered to the Trustee by the Company for Securities of such series that have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any mandatory sinking fund payment with respect to the Securities of the same series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; provided, however, that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such mandatory sinking fund payment shall be reduced accordingly.

12.03    Redemption of Securities for Sinking Fund.

     Not less than 60 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officer's Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, that is to be satisfied by payment of cash in the Currency in which the Securities of such series are payable (except as otherwise specified pursuant to Section 3.01 for the Securities of such series and except, if applicable, as provided in Sections 3.12(2), 3.12(4) and 3.12(5)) and the portion thereof, if any, that is to be satisfied by delivering or crediting Securities of that series pursuant to Section 12.02 (which Securities will, if not previously delivered, accompany such certificate) and whether the Company intends to exercise its right to make a permitted optional sinking fund payment with respect to such series. Such certificate shall be irrevocable and upon its delivery the Company shall be obligated to make the cash payment or payments therein referred to, if any, on or before the next succeeding sinking fund payment date. In the case of the failure of the Company to deliver such certificate, the sinking fund payment due on the next succeeding sinking fund payment date for that series shall be paid entirely in cash and shall be sufficient to redeem the principal amount of such Securities subject to a mandatory sinking fund payment without the option to deliver or credit Securities as provided in Section 12.02 and without the right to make any optional sinking fund payment, if any, with respect to such series.

     Not more than 60 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 11.03 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 11.04. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 11.06 and 11.07.

     On or prior to 10:00 a.m. (New York, New York time) on any sinking fund payment date, the Company shall pay to the Trustee or a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.03) in cash a sum equal to any interest that will accrue to the date fixed for redemption of Securities or portions thereof to be redeemed on such sinking fund payment date pursuant to this Section 12.03.

     Notwithstanding the foregoing, with respect to a sinking fund for any series of Securities, if at any time the amount of cash to be paid into such sinking fund on the next succeeding sinking fund payment date, together with any unused balance of any preceding sinking fund payment or payments for such series, does not exceed in the aggregate $100,000, the Trustee, unless requested by the Company, shall not give the next succeeding notice of the redemption of Securities of such series through the operation of the sinking fund. Any such unused balance of moneys deposited in such sinking fund shall be added to the sinking fund payment for such series to be made in cash on the next succeeding sinking fund payment date or, at the request of the Company, shall be applied at any time or from time to time to the purchase of Securities of such series, by public or private purchase, in the open market or otherwise, at a purchase price for such Securities (excluding accrued interest and brokerage commissions, for which the Trustee or any Paying Agent will be reimbursed by the Company) not in excess of the principal amount thereof.

                                ARTICLE THIRTEEN
                         REPAYMENT AT OPTION OF HOLDERS

13.01    Applicability of Article.

     Repayment of Securities of any series before their Stated Maturity at the option of Holders thereof shall be made in accordance with the terms of such Securities and (except as otherwise specified as contemplated by Section 3.01 for Securities of any series) in accordance with this Article.

13.02    Repayment of Securities.

     Securities of any series subject to repayment in whole or in part at the option of the Holders thereof will, unless otherwise provided in the terms of such Securities, be repaid at a price equal to the principal amount thereof, together with interest, if any, thereon accrued to the Repayment Date specified in or pursuant to the terms of such Securities. The Company covenants that on or before the Repayment Date it will deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.03) an amount of money in the Currency in which the Securities of such series are payable (except as otherwise specified pursuant to Section 3.01 for the Securities of such series and except, if applicable, as provided in Sections 3.12(2), 3.12(4) and 3.12(5)) sufficient to pay the principal (or, if so provided by the terms of the Securities of any series, a percentage of the principal) of and (except if the Repayment Date shall be an Interest Payment Date) accrued interest, if any, on, all the Securities or portions thereof, as the case may be, to be repaid on such date.

13.03    Exercise of Option.

     Securities of any series subject to repayment at the option of the Holders thereof will contain an "Option to Elect Repayment" form on the reverse of such Securities. To be repaid at the option of the Holder, any Security so providing for such repayment, with the "Option to Elect Repayment" form on the reverse of such Security duly completed by the Holder (or by the Holder's attorney duly authorized in writing), must be received by the Company at the Place of Payment therefor specified in the terms of such Security (or at such other place or places or that the Company shall from time to time notify the Holders of such Securities) not earlier than 45 days nor later than 30 days prior to the Repayment Date. If less than the entire principal amount of such Security is to be repaid in accordance with the terms of such Security, the principal amount of such Security to be repaid, in increments of the minimum denomination for Securities of such series, and the denomination or denominations of the Security or Securities to be issued to the Holder for the portion of the principal amount of such Security surrendered that is not to be repaid, must be specified. The principal amount of any Security providing for repayment at the option of the Holder thereof may not be repaid in part if, following such repayment, the unpaid principal amount of such Security would be less than the minimum authorized denomination of Securities of the series of which such Security to be repaid is a part. Except as otherwise may be provided by the terms of any Security providing for repayment at the option of the Holder thereof, exercise of the repayment option by the Holder shall be irrevocable unless waived by the Company.

13.04    When Securities Presented for Repayment Become Due and Payable.

         If Securities of any series providing for repayment at the option of the Holders thereof shall have been surrendered as provided in this Article and as provided by or pursuant to the terms of such Securities, such Securities or the portions thereof, as the case may be, to be repaid shall become due and payable and shall be paid by the Company on the Repayment Date therein specified, and on and after such Repayment Date (unless the Company shall default in the payment of such Securities on such Repayment Date) such Securities shall, if the same were interest-bearing, cease to bear interest and the coupons for such interest appertaining to any Bearer Securities so to be repaid, except to the extent provided below, shall be void. Upon surrender of any such Security for repayment in accordance with such provisions, together with all coupons, if any, appertaining thereto maturing after the Repayment Date, the principal amount of such Security so to be repaid shall be paid by the Company, together with accrued interest, if any, to the Repayment Date; provided, however, that coupons whose Stated Maturity is on or prior to the Repayment Date shall be payable only at an office or agency located outside the United States and Canada (except as otherwise provided in Section 10.02) and, unless otherwise specified pursuant to Section 3.01, only upon presentation and surrender of such coupons; and provided further that, in the case of Registered Securities, instalments of interest, if any, whose Stated Maturity is on or prior to the Repayment Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 3.07.

     If any Bearer Security surrendered for repayment shall not be accompanied by all appurtenant coupons maturing after the Repayment Date, such Security may be paid after deducting from the amount payable therefor as provided in Section
13.02 an amount equal to the face amount of all such missing coupons, or the surrender of such missing coupon or coupons may be waived by the Company and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless.

     If thereafter the Holder of such Security shall surrender to the Trustee or any Paying Agent any such missing coupon in respect of which a deduction shall have been made as provided in the preceding sentence, such Holder shall be entitled to receive the amount so deducted; provided, however, that interest represented by coupons shall be payable only at an office or agency located outside the United States and Canada (except as otherwise provided in Section 10.02) and, unless otherwise specified as contemplated by Section 3.01, only upon presentation and surrender of those coupons.

     If the principal amount of any Security surrendered for repayment shall not be so repaid upon surrender thereof, such principal amount (together with interest, if any, thereon accrued to such Repayment Date) shall, until paid, bear interest from the Repayment Date at the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) set forth in such Security.

13.05    Securities Repaid in Part.

     Upon surrender of any Registered Security that is to be repaid in part only, the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge and at the expense of the Company, a new Registered Security or Securities of the same series of any authorized denomination specified by the Holder, in an aggregate principal amount equal to and in exchange for the portion of the principal of such Security so surrendered that is not to be repaid.

                                ARTICLE FOURTEEN
                       DEFEASANCE AND COVENANT DEFEASANCE

14.01    Option to Effect Defeasance or Covenant Defeasance.

     Except as otherwise specified as contemplated by Section 3.01 for Securities of any series, the provisions of this Article shall apply to each series of Securities, and the Company may, at its option, effect defeasance of the Securities of or within a series under Section 14.02, or covenant defeasance of or within a series under Section 14.03 in accordance with the terms of such Securities and in accordance with this Article.

14.02    Defeasance and Discharge.

     Upon the exercise by the Company of the above option applicable to this Section with respect to any Securities of or within a series, the Company shall be deemed to have been discharged from its obligations with respect to such Outstanding Securities and any related coupons on the date the conditions set forth in Section 14.04 are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire Indebtedness represented by such Outstanding Securities and any related coupons, which shall thereafter be deemed to be "Outstanding" only for the purposes of Section 14.05 and the other Sections of this Indenture referred to in (A) and (B) below, and to have satisfied all their other obligations under such Securities and any related coupons and this Indenture insofar as such Securities and any related coupons are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following that shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of such Outstanding Securities and any related coupons to receive, solely from the trust fund described in Section 14.04 and as more fully set forth in such Section, payments in respect of the principal of (and premium, if any) and interest, if any, on such Securities and any related coupons when such payments are due, (B) the Company's obligations with respect to such Securities under Sections 3.04, 3.05, 3.06, 10.02, 10.03, with respect to the payment of Additional Amounts, if any, on such Securities as contemplated by Section 10.05, and with respect to the Trustee under Section 6.06 and the Authenticating Agent under Section 6.11,
(C) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (D) this Article. Subject to compliance with this Article, the Company may exercise its option under this Section 14.02 notwithstanding the prior exercise of the option under Section 14.03 with respect to such Securities and any related coupons.

14.03    Covenant Defeasance.

     Upon the exercise by the Company of the above option applicable to this Section with respect to any Securities of or within a series, the Company shall be released from its obligations under Article Eight and Section 10.06, and, if specified pursuant to Section 3.01, its obligations under any other covenant, with respect to such Outstanding Securities and any related coupons on and after the date the conditions set forth in Section 14.04 are satisfied (hereinafter, "covenant defeasance"), and such Securities and any related coupons shall thereafter be deemed not to be "Outstanding" for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "Outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to such Outstanding Securities and any related coupons, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 5.01(h) or Section 5.01(i) or otherwise, as the case may be, but, except as specified above, the remainder of this Indenture and such Securities and any related coupons shall be unaffected thereby.

14.04    Conditions to Defeasance or Covenant Defeasance.

     The following  shall be the  conditions to  application  of either  Section
14.02 or Section 14.03 to any Outstanding Securities of or within a series and any related coupons:

     (a) The Company has deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 6.07 who shall agree to comply with the provisions of this Article applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities and any related coupons, (A) an amount (in such Currency in which such Securities and any related coupons are then specified as payable at Stated Maturity), or (B) Government Obligations applicable to such Securities (determined on the basis of the Currency in which such Securities are then specified as payable at Stated Maturity) that through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment of principal of and premium, if any, and interest, if any, under such Securities and any related coupons, money in an amount, or (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent certified public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and that shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, (i) the principal of (and premium, if any) and interest, if any, on such Outstanding Securities and any related coupons on the Stated Maturity (or Redemption Date, if applicable) of such principal (and premium, if any) or instalment of interest, if any, and (ii) any mandatory sinking fund payments or analogous payments applicable to such Outstanding Securities and any related coupons on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities and any related coupons; provided that the Trustee shall have been irrevocably instructed to apply such money or the proceeds of such Government Obligations to said payments with respect to such Securities and any related coupons. Before such a deposit, the Company may give to the Trustee, in accordance with Section 11.02 hereof, a notice of its election to redeem all or any portion of such Outstanding Securities at a future date in accordance with the terms of the Securities of such series and Article Eleven hereof, which notice shall be irrevocable. Such irrevocable redemption notice, if given, shall be given effect in applying the foregoing.

     (b) In the case of an election under Section 14.02, the Company shall have delivered to the Trustee an Opinion of Counsel in the United States stating that (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (y) since the date of execution of this Indenture, there has been a change in the applicable U.S. federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of such Outstanding Securities and any related coupons will not recognize income, gain or loss for U.S. federal income tax purposes as a result of such defeasance and will be subject to U.S. federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

     (c) In the case of an election under Section 14.03, the Company shall have delivered to the Trustee an Opinion of Counsel in the United States to the effect that the Holders of such

          Outstanding Securities and any related coupons will not recognize income, gain or loss for U.S. federal income tax purposes as a result of such covenant defeasance and will be subject to U.S. federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

     (d) The Company has delivered to the Trustee an Opinion of Counsel in Canada or a ruling from Canada Customs and Revenue Agency (or its successor) to the effect that the Holders of such Outstanding Securities and any related coupons will not recognize income, gain or loss for Canadian federal and provincial income tax or other tax purposes as a result of such defeasance or covenant defeasance and will be subject to Canadian federal and provincial income tax and other tax (including withholding tax) on the same amounts, in the same manner and at the same times as would have been the case had such defeasance or covenant defeasance not occurred (and for the purposes of such opinion, such Canadian counsel shall assume that Holders of such outstanding Securities include Holders who are not resident in Canada).

     (e) The Company is not an "insolvent person" within the meaning of the Bankruptcy and Insolvency Act (Canada) on the date of such deposit or at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

     (f) No Event of Default or event that, with the passing of time or the giving of notice, or both, shall constitute an Event of Default with respect to such Securities or any related coupons shall have occurred and be continuing on the date of such deposit or, insofar as paragraphs (d), (e) and (f) of Section 5.01 are concerned, at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

     (g) The Company has delivered to the Trustee an Opinion of Counsel to the effect that such deposit shall not cause the Trustee or the trust so created to be subject to the Investment Company Act of 1940, as amended.

     (h) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Company is a party or by which it is bound.

     (i) Notwithstanding any other provisions of this Section, such defeasance or covenant defeasance shall be effected in compliance with any additional or substitute terms, conditions or limitations in connection therewith pursuant to Section 3.01.

     (j) The Company shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the defeasance under Section 14.02 or the covenant defeasance under Section 14.03 (as the case may be) have been complied with.

14.05 Deposited Money and Government Obligations to Be Held in Trust; Other Miscellaneous Provisions.

     Subject to the provisions of the last paragraph of Section 10.03, all money and Government Obligations (or other property as may be provided pursuant to Section 3.01) (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively for purposes of this Section 14.05, the "Trustee") pursuant to Section 14.04 in respect of such Outstanding Securities and any related coupons shall be held in trust and applied by the Trustee, in accordance with the provisions of such

Securities and any related coupons and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities and any related coupons of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, if any, but such money need not be segregated from other funds except to the extent required by law.

     Unless otherwise specified with respect to any Security pursuant to Section 3.01, if, after a deposit referred to in Section 14.04(a) has been made, (a) the Holder of a Security in respect of which such deposit was made is entitled to, and does, elect pursuant to Section 3.12(2) or the terms of such Security to receive payment in a Currency other than that in which the deposit pursuant to
Section 14.04(a) has been made in respect of such Security, or (b) a Conversion Event occurs as contemplated in Section 3.12(4)or 3.12(5) or by the terms of any Security in respect of which the deposit pursuant to Section 14.04(a) has been made, the indebtedness represented by such Security and any related coupons shall be deemed to have been, and will be, fully discharged and satisfied through the payment of the principal of (and premium, if any) and interest, if any, on such Security as they become due out of the proceeds yielded by converting (from time to time as specified below in the case of any such election) the amount or other property deposited in respect of such Security into the Currency in which such Security becomes payable as a result of such election or Conversion Event based on the applicable Market Exchange Rate for such Currency in effect on the third Business Day prior to each payment date, except, with respect to a Conversion Event, for such Currency in effect (as nearly as feasible) at the time of the Conversion Event.

     The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the Government Obligations deposited pursuant to Section 14.04 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of such Outstanding Securities and any related coupons.

     Anything in this Article to the contrary notwithstanding, the Trustee shall deliver or pay to the Company, from time to time upon request of the Company, any money or Government Obligations (or other property and any proceeds therefrom) held by it as provided in Section 14.04 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof that would then be required to be deposited to effect an equivalent defeasance or covenant defeasance, as applicable, in accordance with this Article.

14.06    Reinstatement.

     If the Trustee or any Paying Agent is unable to apply any money in accordance with Section 14.05 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the obligations of the Company under this Indenture and such Securities and any related coupons shall be revived and reinstated as though no deposit had occurred pursuant to Section 14.02 or 14.03, as the case may be, until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 14.05; provided, however, that if the Company makes any payment of principal of (or premium, if any) or interest, if any, on any such Security or any related coupon following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities and any related coupons to receive such payment from the money held by the Trustee or Paying Agent.

                                ARTICLE FIFTEEN
                        MEETINGS OF HOLDERS OF SECURITIES

15.01    Purposes for Which Meetings May Be Called.

     A meeting of Holders of one or more series of Securities may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities of such series.

15.02    Call, Notice and Place of Meetings.

     (1) The Trustee may at any time call a meeting of Holders of Securities of any series for any purpose specified in Section 15.01, to be held at such time and at such place in The City of New York, Toronto, Ontario or in London, England as the Trustee shall determine. Notice of every meeting of Holders of Securities of any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided for in Section 1.06, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

     (2) In case at any time the Company, pursuant to a Board Resolution, or the Holders of at least 10% in principal amount of the Outstanding Securities of any series shall have requested the Trustee to call a meeting of the Holders of Securities of such series for any purpose specified in Section 15.01, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first publication of the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Securities of such series in the amount above specified, as the case may be, may determine the time and the place in The City of New York or in Toronto, Ontario, Canada or in London, England for such meeting and may call such meeting for such purposes by giving notice thereof as provided in paragraph (1) of this Section.

15.03    Persons Entitled to Vote at Meetings.

     To be entitled to vote at any meeting of Holders of Securities of any series, a Person shall be (1) a Holder of one or more Outstanding Securities of such series, or (2) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities of such series by such Holder of Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders of Securities of any series shall be the Person entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its respective counsel.

15.04    Quorum; Action.

     A quorum for a meeting of Holders of Securities of a series shall consist of two or more Persons present in person holding either personally or as proxies not less than 50% in principal amount of the Outstanding Securities of such series. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities of such series, be dissolved. In any other case the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 15.02(1) except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened.

     Subject to the foregoing, at the reconvening of any meeting adjourned for lack of a quorum, Persons entitled to vote 25% in principal amount of the Outstanding Securities at the time shall constitute a quorum for the taking of any action set forth in the notice of the original meeting.

     Except as limited by the proviso to Section 9.02, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted by the affirmative vote of the Holders of not less than a majority in principal amount of the Outstanding Securities of such series at such meetings.

     Any resolution passed or decision taken at any meeting of Holders of Securities of any series duly held in accordance with this Section shall be binding on all the Holders of Securities of such series and the related coupons, whether or not present or represented at the meeting.

     Notwithstanding the foregoing provisions of this Section 15.04, if any action is to be taken at a meeting of Holders of Securities of any series with respect to any request, demand, authorization, direction, notice, consent, waiver or other action that this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage in principal amount of all Outstanding Securities affected thereby, or of the Holders of such series and one or more additional series:

          (i)  there shall be no minimum  quorum  requirement  for such meeting;
               and

          (ii) the principal amount of the Outstanding Securities of such series that vote in favor of such request, demand, authorization, direction, notice, consent, waiver or other action shall be taken into account in determining whether such request, demand, authorization, direction, notice, consent, waiver or other action has been made, given or taken under this Indenture.

15.05    Determination of Voting Rights; Conduct and Adjournment of Meetings.

     (1) Notwithstanding any provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities of a series in regard to proof of the holding of Securities of such series and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as its shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 1.04 and the appointment of any proxy shall be proved in the manner specified in Section 1.04 or by having the signature of the person executing the proxy witnessed or guaranteed by any trust company, bank or banker authorized by Section 1.04 to certify to the holding of Bearer Securities. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 1.04 or other proof.

     (2) The Trustee shall, by an instrument in writing appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders of Securities as provided in Section 15.02(2), in which case the Company or the Holders of Securities of the series calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting.

     (3) At any meeting each Holder of a Security of such series or proxy shall be entitled to one vote for each $1,000 principal amount of Outstanding Securities of such series held or represented by him (determined as specified in the definition of "Outstanding" in Section 1.01); provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security of such series or proxy.

     (4) Any meeting of Holders of Securities of any series duly called pursuant to Section 15.02 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting; and the meeting may be held as so adjourned without further notice.

15.06    Counting Votes and Recording Action of Meetings.

     The vote upon any resolution submitted to any meeting of Holders of Securities of any series shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities of such series or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities of such series held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record, at least in duplicate, of the proceedings of each meeting of Holders of Securities of any series shall be prepared by the Secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 15.02 and, if applicable, Section 15.04. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company, and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

                                    * * * * *

     This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Indenture.


     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the day and year first above written.


                                    FOUR SEASONS HOTELS INC.


                                    By: /s/ Douglas L. Ludwig
                                       ----------------------------------------
                                    Name:   Douglas L. Ludwig
                                    Title:  Chief Financial Officer, Executive
                                            Vice President and Treasurer





                                    THE BANK OF NOVA SCOTIA TRUST
                                    COMPANY OF NEW YORK, as Trustee


                                    By:  /s/ Warren A. Goshine
                                        ---------------------------------------
                                    Name:   Warren A. Goshine
                                    Title:  Vice President

                                    EXHIBIT A

                             FORMS OF CERTIFICATION
                             ----------------------

                                   EXHIBIT A-1

                       FORM OF CERTIFICATE TO BE GIVEN BY
                   PERSON ENTITLED TO RECEIVE BEARER SECURITY
                       OR TO OBTAIN INTEREST PAYABLE PRIOR
                              TO THE EXCHANGE DATE

                                   CERTIFICATE

                            FOUR SEASONS HOTELS INC.

                     [Insert title or sufficient description
                         of Securities to be delivered]

This is to certify that as of the date hereof, and except as set forth below, the above-captioned Securities held by you for our account (i) are not owned by any person(s) that is a citizen or resident of the United States; a corporation or partnership (including any entity treated as a corporation or partnership for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia unless, in the case of a partnership, United States Treasury Regulations provide otherwise; any estate whose income is subject to United States federal income tax regardless of its source or; a trust if (A) a United States court can exercise primary supervision over the trust's administration and one or more United States persons are authorized to control all substantial decisions of the trust or (B) a trust in existence on August 20, 1996, and treated as a United States person before this date that timely elected to continue to be treated as a United States person ("United States persons(s)"), (ii) are owned by United States person(s) that are (a) foreign branches of United States financial institutions (financial institutions, as defined in United States Treasury Regulation Section 1.165-12(c)(1)(iv) are herein referred to as "financial institutions") purchasing for their own account or for resale, or (b) United States person(s) who acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution hereby agrees, on its own behalf or through its agent, that you may advise Four Seasons Hotels Inc. or its agent that such financial institution will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the United States Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) are owned by United States or foreign financial institution(s) for purposes of resale during the restricted period (as defined in United States Treasury Regulation Section 1.163-5(c)(2)(i)(D)(7)), and, in addition, if the owner is a United States or foreign financial institution described in clause (iii) above (whether or not also described in clause (i) or (ii)), this is to further certify that such financial institution has not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

As used herein, "United States" means the United States of America (including the states and the District of Columbia); and its "possessions" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the above-captioned Securities held by you for our account in accordance with your Operating Procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

This certificate excepts and does not relate to [U.S.$] of such interest in the above-captioned Securities in respect of which we are not able to certify and as to which we understand an exchange for an interest in a Permanent Global Security or an exchange for and delivery of definitive Securities (or, if relevant, collection of any interest) cannot be made until we do so certify.

We understand that this certificate may be required in connection with certain tax legislation in the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy thereof to any interested party in such proceedings.



Dated:
        ---------------------------------------------

[To be dated no earlier than the 15th day prior to (i) the Exchange Date or (ii) the relevant Interest Payment
Date occurring prior to the Exchange Date, as applicable]


                                          --------------------------------------
                                          [Name of Person Making Certification]

                                          (Authorized Signatory)
                                          Name:
                                          Title:

                                   EXHIBIT A-2

                  FORM OF CERTIFICATE TO BE GIVEN BY EUROCLEAR
                               AND CLEARSTREAM IN
                 CONNECTION WITH THE EXCHANGE OF A PORTION OF A
                 TEMPORARY GLOBAL SECURITY OR TO OBTAIN INTEREST
                       PAYABLE PRIOR TO THE EXCHANGE DATE

                                   CERTIFICATE

                            FOUR SEASONS HOTELS INC.

                     [Insert title or sufficient description
                         of Securities to be delivered]

This is to certify that based solely on written certifications that we have received in writing, by tested telex or by electronic transmission from each of the persons appearing in our records as persons entitled to a portion of the principal amount set forth below (our "Member Organizations") substantially in the form attached hereto, as of the date hereof, [U.S.$] principal amount of the above-captioned Securities (i) is not owned by any person(s) that is a citizen or resident of the United States; a corporation or partnership (including any entity treated as a corporation or partnership for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia unless, in the case of a partnership, United States Treasury Regulations provide otherwise; any estate whose income is subject to United States federal income tax regardless of its source or; a trust if (A) a United States court can exercise primary supervision over the trust's administration and one or more United States persons are authorized to control all substantial decisions of the trust or (B) a trust in existence on August 20, 1996, and treated as a United States person before this date that timely elected to continue to be treated as a United States person ("United States person(s)"), (ii) is owned by United States person(s) that are
(a) foreign branches of United States financial institutions (financial institutions, as defined in United States Treasury Regulation Section 1.165-12(c)(1)(iv) are herein referred to as "financial institutions") purchasing for their own account or for resale, or (b) United States person(s) who acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (a) or (b), each such financial institution has agreed, on its own behalf or through its agent, that we may advise Four Seasons Hotels Inc. or its agent that such financial institution will comply with the requirements of Section 165(j)(3)(A), (B) or
(C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) is owned by United States or foreign financial institution(s) for purposes of resale during the restricted period (as defined in United States Treasury Regulation Section 1.163-5(c)(2)(i)(D)(7)) and, to the further effect, that financial institutions described in clause (iii) above (whether or not also described in clause (i) or (ii)) have certified that they have not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

As used herein, "United States" means the United States of America (including the states and the District of Columbia); and its "possessions" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

We further certify that (i) we are not making available herewith for exchange (or, if relevant, collection of any interest) any portion of the temporary global Security representing the above-captioned Securities excepted in the above-referenced certificates of Member Organizations and (ii) as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by such Member Organizations with respect to any portion of the part submitted herewith for exchange (or, if relevant, collection of any interest) are no longer true and cannot be relied upon as of the date hereof.

We understand that this certification is required in connection with certain tax legislation in the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy thereof to any interested party in such proceedings.

Dated:
       ----------------------------------------------
[To be dated no earlier than the Exchange Date or the relevant Interest Payment Date occurring prior to the Exchange Date, as applicable]


                                        EUROCLEAR S.A./N.V., as Operator of the
                                        Euroclear System] [CLEARSTREAM]

                                        By:
                                           ------------------------------------